AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 28, 2010

REGISTRATION NO. 333-65131 & 811-6298

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                                                PRE-EFFECTIVE AMENDMENT NO.                                                        [_]

                                                           POST-EFFECTIVE AMENDMENT NO. 14                                                        [X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                          AMENDMENT NO. 27                                                                           [X]

TFLIC SEPARATE ACCOUNT B

(Exact Name of Registrant)

Transamerica Financial Life Insurance Company

(Name of Depositor)

440 Mamaroneck Ave.

Harrison, NY 10528

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (319) 355-8330

Darin D. Smith

Transamerica Financial Life Insurance Company

4333 Edgewood Rd. NE

Cedar Rapids, Iowa 52499

(Name and Address of Agent for Service)

Copy to:

Michael Berenson, Esquire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[_] Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X] On May 1, 2010 pursuant to paragraph (b)(1)(v) of Rule 485.

[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[_] On              pursuant to paragraph (a)(1) of Rule 485.

[_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[_] On              pursuant to paragraph (a)(2) of Rule 485.

Vanguard® Variable Annuity

> Prospectus

May 1, 2010

Vanguard Variable Annuity

Prospectus

May 1, 2010

Issued Through Separate Account B

By Transamerica Financial Life Insurance Company

The Vanguard Variable Annuity (the “Contract”) provides a means of investing on a tax-deferred basis in Portfolios of Vanguard Variable Insurance Fund

Money Market Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

High Yield Bond Portfolio

Balanced Portfolio

Equity Income Portfolio

Diversified Value Portfolio

Total Stock Market Index Portfolio

Equity Index Portfolio

Mid-Cap Index Portfolio

Growth Portfolio

Capital Growth Portfolio

Small Company Growth Portfolio

International Portfolio

REIT Index Portfolio

The Contract is intended for retirement savings or other long-term investment purposes. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Contract provides a Free Look Period of 30 days (60 days for replacements) during which the Contract may be cancelled.

Why Reading This Prospectus Is Important

This prospectus explains the Vanguard Variable Annuity. Reading the Contract prospectus will help you decide whether the Contract is the right investment for you. The Contract prospectus must be accompanied by a current prospectus for Vanguard Variable Insurance Fund, which discusses in greater depth the objective, risks, and strategies of each Portfolio of Vanguard Variable Insurance Fund. Please read them both carefully before you invest and keep them for future reference. A Statement of Additional Information for the Contract prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free by writing to Vanguard Annuity and Insurance Services, 455 Devon Park Drive, Wayne, PA 19087-1815 or by calling 800-522-5555 on business days between 8 a.m. and 8 p.m., Eastern time. The Table of Contents for the Statement of Additional Information is included at the end of the Contract prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Contract is available only in the state of New York.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. No one has been authorized to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Contents

1	Cross Reference to Definitions	11	Purchase	25	Death Benefit

2	Summary	14	Investment Options	28	Other Information

6	Fee Table	20	Expenses	32	Table of Contents of Statement of Additional Information
7	Example	21	Taxes

8	The Annuity Contract	24	Access to Your Money	33	Appendix (Condensed Financial Information)
9	Annuity Payments	25	Performance

CROSS REFERENCE TO DEFINITIONS

We have generally defined the technical terms associated with the Contract where they are used in this prospectus. The following list shows where certain of the more technical and more frequently used terms are defined in this prospectus. In the text you can easily locate the defined word because it will appear in bold type or its definition will be covered in a space on the page set aside specifically for discussion of the term.

Accumulated Value	14
Accumulation Phase	8
Accumulation Unit	14
Accumulation Unit Value	14
Adjusted Partial Withdrawal	26
Annuitant	26
Annuity Payment Options	9
Beneficiary(ies)	27
Business Day	11
Company	2
Contract	29
Contract Date	12
Contract Owner	29
Free Look Period	29
Income Date	9
Income Phase	9
Initial Premium Payment	11
Joint Annuitant	27
Net Premium Payment	12
Non-Qualified Contract	8
Portfolios	14
Premium Tax	12
Premium Payment	12
Qualified Contract	12
Separate Account	2
Subaccount	2
Tax Deferral	21
Vanguard Variable Insurance Fund	2

1

Summary

The sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding section headings. Please read the full prospectus carefully.

THE ANNUITY CONTRACT

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Financial Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in various Subaccounts that invest in the portfolios of Vanguard Variable Insurance Fund (“the Portfolios”).

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Contract provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Contract among the various Subaccounts that invest in the Vanguard Portfolios available under the Contract. You can contribute additional dollars to the Contract and you can take withdrawals from the Contract during the Accumulation Phase. The value of your investment depends on the investment performance of the Subaccounts you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Contract. See Annuity Payments, page 9, for more information about Annuity Payment Options.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in Portfolios of Vanguard Variable Insurance Fund (the Fund), an open-end investment company. The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1.3 trillion.

ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Contract allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of the payment rises or falls depending on the investment performance of the Subaccounts you have chosen) or a fixed basis (where the payment amount is guaranteed).

PURCHASE

You can buy the Contract with a minimum investment of $5,000 under most circumstances. You can add $250 or more at any time during the Accumulation Phase. Totals of all Premium Payments that exceed $5,000,000 may require prior approval from the Company.

INVESTMENT OPTIONS

When you purchase the Contract, your Premium Payments are deposited into TFLIC Separate Account B (the Separate Account). The Separate Account contains a number of subaccounts that invest exclusively in shares of the Portfolios of the Vanguard Variable Insurance Fund (the Subaccounts). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Contract Owners.

2

You can allocate your Premium Payments to one or more Subaccounts that invest exclusively in shares of the following Portfolios described in the Fund prospectus:

Managed by Vanguard’s Fixed Income Group

Money Market Portfolio*

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

*	There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of Contract charges, the yield on the Money Market Subaccount may become extremely low and possibly negative.

Managed by Vanguard’s Quantitative Equity Group

Equity Index Portfolio

Mid-Cap Index Portfolio

REIT Index Portfolio

Managed by Wellington Management Company, LLP

High Yield Bond Portfolio

Balanced Portfolio

Managed by Wellington Management Company, LLP and Vanguard’s Quantitative Equity Group

Equity Income Portfolio

Managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

Diversified Value Portfolio

Managed by AllianceBernstein L.P. and William Blair & Company, L.L.C.

Growth Portfolio

Managed by PRIMECAP Management Company

Capital Growth Portfolio

Managed by Granahan Investment Management, Inc. and Vanguard’s Quantitative Equity Group

Small Company Growth Portfolio

Managed by Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd, and M&G Investment Management Limited

International Portfolio

The Total Stock Market Index Portfolio receives advisory services indirectly by investing in the Equity Index Portfolio and Extended Market Index Fund.

Each Portfolio’s board of trustees may, without prior approval from Contract Owners, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Portfolio’s advisory arrangements will be communicated to Contract Owners in writing. In addition, as each Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to a Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to each Portfolio’s board of trustees that an advisor be hired, terminated or replaced, or that the terms of an existing investment advisor agreement be revised.

We have developed this variable annuity product in cooperation with Vanguard and its affiliates, and have included Vanguard’s selection of diverse Portfolios.

You are responsible for choosing the subaccounts for your annuity Contract, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information as well as the annual and semiannual reports. Other sources such as www.vanguard.com or newspapers and financial and other magazines provide more current information. After you select the Portfolios for your initial premium allocation, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

3

We do not recommended or endorse any particular Portfolio and we do not provide investment advice.

You can make or lose money in any of the Subaccounts that invest in these Portfolios depending on their investment performance.

EXPENSES

There are no sales charges or sales loads associated with the Contract.

The Company will deduct a daily charge corresponding to an annual charge of 0.10% of the net asset value of the Separate Account as an Administrative Expense Charge and a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods). Depending on the death benefit you select there may be an additional quarterly mortality and expense risk charge corresponding to an additional annual charge of 0.05%, or 0.12%. For Contracts valued at less than $25,000, there is also a $25 Annual Contract Maintenance Fee.

You will also pay Fund Operating Expenses, which currently range from 0.19% to 0.52% annually of the average daily value of the Portfolios.

TAXES

In general, you are not taxed on earnings on your investment in the Contract until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Contract. If you receive money from the Contract before age 59 1/2, you may have to pay a 10% federal penalty tax on the earnings portion received. During the Income Phase, payments come partially from earnings, partially from your investment. You are taxed only on the earnings portion of each Annuity Payment.

ACCESS TO YOUR MONEY

You can take money out of your Contract at any time during the Accumulation Phase after the Free Look Period without incurring a withdrawal charge. Each withdrawal you make must be at least $250. In the absence of specific directions from the contract owner, all deductions will be made from all funded Subaccounts on a pro rata basis. You may have to pay income tax and a tax penalty on any money you take out.

PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Contract. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, the Company may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC)”, as well as certain nonstandardized methods.

Past performance does not indicate or predict future performance.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there are two optional Death Benefit Riders available that you can select at the time of purchase (see Death Benefit, page 25). The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. The Contract is a variable annuity and if applicable, the Death Benefit is subject to market risk until all Beneficiaries have made claim. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

OTHER INFORMATION

Free Look Periods

There are two different Free Look Periods. If the Contract is not a replacement of an existing annuity contract or life insurance or endowment policy, the Contract provides for a Free Look Period of 30 days after the Contract Owner receives the Contract plus 5 days for mailing. If the Contract is a replacement of an existing annuity contract or life insurance or endowment policy, a Free Look Period exists for 60 days after the Contract Owner receives the Contract plus 5 days for mailing. If you cancel your Contract during the applicable Free Look Period, the Company will return the Accumulated Value including any fees and charges, as of the date the notice is received by the Company.

Reinstatements

If you ask the Company to reinstate a Contract exchanged under Internal Revenue Code Section 1035 or a Contract whose funds were transferred via a trustee-to-trustee under the Internal Revenue Code, the Company will require the Contract Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to effect the transfer.

4

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company, Inc.) is a life insurance company incorporated under New York law. It is principally engaged in offering life insurance and annuity contracts.

TFLIC Separate Account B

First Providian established the Separate Account B (the “Separate Account”) under New York law. As part of First Providian’s merger with the Company, the Separate Account was also merged into the Company and survived the merger intact. The Separate Account is a unit investment trust registered with the SEC. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.

Other topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information, page 28.

INQUIRIES AND CONTRACT AND POLICYHOLDER INFORMATION

For more information about the Vanguard Variable Annuity, call 800-522-5555 or write:

Regular Mail:	Overnight or Certified Mail:

Vanguard Annuity and Insurance Services	Vanguard Annuity and Insurance Services
P.O. Box 1105	455 Devon Park Drive
Valley Forge, PA 19482-1105	Wayne, PA 19087

If you have questions about your Contract, please telephone Vanguard Annuity and Insurance Services at 800-462-2391. Personal and/or account specific information may be requested to validate a caller’s identity and authorization prior to the providing of any information. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. As Contract Owner, you will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.

5

Fee Table

The following Fee Table illustrates all expenses that you would incur as a Contract Owner. The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you would pay directly or indirectly as a purchaser of the Contract. The first table describes the fees and expenses that you will pay at the time you purchase the Contract, surrender the Contract, or transfer cash value between investment options. For a complete discussion of Contract cost and expenses, see Expenses, page 20.

Owner Transaction Expenses	Separate Account
Sales Load Imposed on Purchases	None
Surrender Fees	None
Exchange Fees	None
Annual Contract Maintenance Fee[1]	$25

[1]	Applies to Contracts valued at less than $25,000 at the time of initial purchase and any year thereafter if the Accumulated Value is below $25,000.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the investment portfolios’ fees and expenses.

ANNUAL SEPARATE ACCOUNT EXPENSES[2] (as a percentage of average account value)	Separate Account
Accumulated Value Death Benefit Option
Mortality and Expense Risk Charge[3,4]	0.20%
Administrative Expense Charge	0.10

Total Annual Separate Account Expenses	0.30%

Return of Premium Death Benefit Option
Mortality and Expense Risk Charge[3,5]	0.25%
Administrative Expense Charge	0.10

Total Annual Separate Account Expenses	0.35%

Annual Step-Up Death Benefit Option
Mortality and Expense Risk Charge[3,6]	0.32%
Administrative Expense Charge	0.10

Total Annual Separate Account Expenses	0.42%

[2]	See Expenses, page 20 for more information.
[3]	The mortality and expense risk charge will not be greater than 0.20% (as shown in the table); however, the fee may be assessed at a lower rate for certain periods at our discretion
[4]	Currently, the daily mortality and expense risk charge will be assessed at a rate corresponding to an annual charge of 0.195%.
[5]

This figure includes a daily charge corresponding to an annual charge of 0.20% (a lower rate may be assessed for certain periods) and quarterly charge corresponding to an additional annual charge of 0.05%. Currently, the corresponding aggregate annual charge is 0.245% (0.195% + 0.05%).

[6]

This figure includes a daily charge corresponding to an annual charge of 0.20% (a lower rate may be assessed for certain periods) and quarterly charge corresponding to an additional annual charge of 0.12%. Currently, the corresponding aggregate annual charge is 0.315% (0.195% + 0.12%).

The next item shows the minimum and maximum total operating expenses charged by the investment Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each investment Portfolio’s fees and expenses is contained in the prospectus for the Fund.

TOTAL FUND OPERATING EXPENSES7

	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.19%	0.52%

[7]

The fee table information relating to the underlying fund portfolios is for the year ending December 31, 2009 (unless otherwise noted) and was provided to the Company by the underlying fund portfolios, their investment advisers or managers, and the Company has not and cannot independently verify the accuracy or completeness of such information. Actual future expense of the portfolios may be greater or less than those shown in the table.

6

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2009

	Money Market Portfolio	Short- Term Investment- Grade Portfolio	Total Bond Market Index Portfolio	High Yield Bond Portfolio	Balanced Portfolio	Equity Income Portfolio	Diversified Value Portfolio	Total Stock Market Index Portfolio
Management Expenses	0.12%	0.16%	0.18%	0.25%	0.28%	0.31%	0.38%	0.00%
12b-1 Distribution Fees	None	None	None	None	None	None	None	None
Total Other Expenses	0.07%	0.04%	0.03%	0.04%	0.03%	0.04	0.04	0.21%[1]

Total Fund Operating Expenses	0.19%	0.20%	0.21%	0.29%	0.31%	0.35%	0.42%	0.21%[2]

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2009

	Equity Index Portfolio	Mid-Cap Index Portfolio	Growth Portfolio	Capital Growth Portfolio	Small Company Growth Portfolio	International Portfolio	REIT Index Portfolio
Management Expenses	0.15%	0.24%	0.34%	0.41%	0.35%	0.47%	0.25%
12b-1 Distribution Fees	None	None	None	None	None	None	None
Total Other Expenses	0.04%	0.05%	0.06%	0.04	0.05%	0.05%	0.06%

Total Fund Operating Expenses	0.19%	0.29%	0.40%	0.45%	0.40%	0.52%	0.31%

[1]

Although the Portfolio is not expected to incur any net expenses directly, the Portfolio’s contract owners indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Portfolio invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds, during the Portfolio’s fiscal year ended December 31, 2009. See the Vanguard Variable Insurance Fund Prospectus. The Total Annual Portfolio Operating Expenses have been restated to reflect expenses being deducted from current Portfolio assets.

[2]

The Total Annual Portfolio Operating Expenses shown in this table do not correlate to the expense ratios shown in the Financial Highlights table of the Vanguard Variable Insurance Fund Prospectus because that ratio does not include the Acquired Fund’s Fees and Expenses.

Example

The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Separate Account annual expenses, and Portfolio fees and expenses.1

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% annual rate of return each year, the highest fees and expenses of any of the Portfolios for the year ended December 31, 2009, and the Contract with the combination of available optional features with the highest fees and expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
If the Contract is annuitized or if you surrender the Contract at the end of the applicable time period
• Annual Step-Up Death Benefit Option (0.42%)	$96	$301	$523	$1,160
• Return of Premium Death Benefit Option (0.35%)	$89	$279	$485	$1,078
• Accumulated Value Death Benefit Option (0.30%)	$84	$263	$457	$1,019

[1]	The Example does not reflect premium tax charges. Different fees and expenses not reflected in the Example may be assessed during the income phase of the Contract.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning the compensation and expenses paid for the sale of the Contracts, see “Distributor of the Contracts.”

7

CONDENSED FINANCIAL INFORMATION

Please note that the Appendix contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

Automated Quotes

The Vanguard Tele-Account Service provides access to Accumulation Unit Values (to six decimal places) and total returns for all Subaccounts, and yield information for the Money Market, Total Bond Market Index, High Yield Bond, and Short-Term Investment-Grade Portfolios of the Fund. Contract Owners may use this service for 24-hour access to Portfolio information. To access the service you may call Tele-Account at 800-662-6273 (ON-BOARD) and follow the step-by-step instructions, or speak with a Vanguard Variable Annuity and Insurance Services associate at 800-522-5555 to request a brochure that explains how to use the service.

Vanguard’s website also has Accumulation Unit Values (to six decimal places) for all Subaccounts. This service can be accessed from www.vanguard.com.

Accessing Your Contract on the Web

You may access information and manage your annuity on www.vanguard.com. This convenient service, available 24-hours a day, allows you to check your annuity balances, your Portfolio holdings, and make exchanges between Portfolios at any time. (Note: exchange requests received prior to the close of regular trading on the New York Stock Exchange—generally 4 p.m., Eastern time—will be processed as of the close of business on that same day. Requests received after the close of regular trading will be processed the next Business Day).

In order to access your annuity on the web, you must be a registered user of Vanguard.com. You can simply log on to www.vanguard.com to register, or speak with a Vanguard Annuity and Insurance Services associate at 800-522-5555 for assistance.

The Annuity Contract

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Financial Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in Subaccounts that invest in various portfolios (the “Portfolios”) offered by Vanguard Variable Insurance Fund. You may purchase a Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase a Qualified Contract by “rolling over” funds from another individual retirement annuity or from a qualified plan.

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. The tax-deferred feature of the Contract is unnecessary when the Contract is purchased to fund a qualified plan.

About the Contract

The Vanguard Variable Annuity is a contract between you, the Contract Owner, and the Company, the issuer of the Contract.

The Contract provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Contract and ends immediately before the Income Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Contract among the various available Subaccounts. The Contract is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. The Contract is a flexible-premium annuity because you can make additional investments of at least $250 until the Income Phase begins. During this phase, you are generally not taxed on earnings from amounts invested unless you withdraw them.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among your Subaccount choices (“exchanges”) at no charge and without current tax consequences. (See Exchanges Among the Subaccounts, page 16.)

•

Withdraw all or part of your money with no surrender penalty charged by the Company, although you may incur income taxes and a 10% penalty tax prior to age 59 1/2 (See Full and Partial Withdrawals, page 24.)

8

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Contract (its Accumulated Value) and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments, below.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Contract, your money is deposited into the Company’s TFLIC Separate Account B (the “Separate Account”). The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to Contract Owners.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in the Portfolios of Vanguard Variable Insurance Fund, an open-end investment company intended exclusively as an investment vehicle for variable annuity and variable life insurance contracts offered by insurance companies. The Fund is a member of Vanguard, a family of 37 investment companies with more than 150 distinct investment portfolios holding assets of approximately $1.3 trillion. Through their jointly owned subsidiary, Vanguard, Vanguard Variable Insurance Fund and the other funds in the group obtain at cost virtually all of their corporate management, administrative, shareholder accounting, and distribution services.

Annuity Payments

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Contract Owner, you exercise control over when the Income Phase begins. The Income Date is the date on which annuity payments begin and is always the first day of the month you specify. You may also change the Income Date at any time in writing, as long as the Annuitant or Joint Annuitant is living and the Company receives the request at least 30 days before the then-scheduled Income Date. Any Income Date you request must be at least 30 days from the day the Company receives written notice. The latest possible Income Date the Company will accept without prior approval is the first day of the month after the Annuitant’s 85th birthday for Contracts issued before October 1, 1998 or the Annuitant’s 90th birthday for Contracts issued on or after October 1, 1998.

The Income Date may be controlled by endorsements or applicable law. The Income Date on Qualified Contracts may also be controlled by the plan.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Period Certain Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis. Other Annuity Payment Options may be available.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Subaccounts you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, the Company will move your investment out of the Subaccounts and into the general account of the Company.

•

Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies. If the annuitant dies before the due date of the second (third, fourth, etc...) annuity payment, then we will only make one (two, three, etc...) annuity payments.

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Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies. This option is also available as a 50% or 75% Last Survivor Annuity. (The payment decreases by 50% or 25%, respectively upon the death of the first annuitant.) If the surviving annuitant dies before the due date the second (third, fourth, etc...) annuity payment, then we will only make one (two, three, etc...) annuity payments.

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Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of between 10 and 30 years, as elected. If the Annuitant dies before the period certain ends, the Company will make any remaining payments to the Beneficiary.

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Period Certain Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years. For Qualified Contracts, the specified period may not extend beyond the life expectancy of the annuitant or joint annuitant. If the Annuitant dies before the Period Certain ends, the Company will make any remaining payments to the Beneficiary.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Contract’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, the Company determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Contract. This amount depends on the Accumulated Value of your Contract on the Income Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes. Subsequent variable Annuity Payments depend on the investment experience of the Subaccounts chosen. If the actual net investment experience of the Subaccounts chosen exactly equals the Assumed Interest Rate (or AIR, which is the annual effective rate used in the calculation of each variable annuity payment), of 4%, then the variable Annuity Payments will not change in amount. If the actual net investment experience of the Subaccounts chosen is greater than the AIR of 4%, then the variable Annuity Payments will increase. On the other hand, they will decrease if the actual experience is lower. The Statement of Additional Information contains a more detailed description of the method of calculating variable Annuity Payments.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

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A FEW THINGS TO KEEP IN MIND REGARDING

Annuity Payments

•	If an Annuity Payment Option is not selected, the Company will assume that you chose the Life Annuity With Period Certain option (with 10 years of payments guaranteed) on a variable basis.

•

The minimum payment is $100. If on the Income Date your Accumulated Value is below $5,000 for Contracts issued before October 1, 1998, or $2,000 for Contracts issued on or after October 1, 1998, the Company reserves the right to pay that amount to you in a lump sum.

•	From time to time, the Company may require proof that the Annuitant, Joint Annuitant, or Contract Owner is living.

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If someone has assigned ownership of a Contract to you, or if a non-natural person (e.g., a corporation) owns a Contract, you may not start the Income Phase of the Contract without the Company’s consent.

•	At the time the Company calculates your fixed Annuity Payments, the Company may offer more favorable rates than those guaranteed in the Annuity Tables found in the Contract.

•	Once Annuity Payments begin, you may not select a different Annuity Payment Option. Nor may you cancel an Annuity Payment Option after Annuity Payments have begun.

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If you have selected a variable Annuity Payment Option, you may change the Subaccounts funding the variable Annuity Payments by written request or by calling Vanguard Annuity and Insurance Services at 800-462-2391. However, because excessive exchanges can potentially disrupt the management of the Portfolios and increase transaction costs, exchange activity is limited to two substantive “round trips” through the Portfolios (except the Money Market Portfolio) during any 12-month period. This covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. “Substantive” means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

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You may select an Annuity Payment Option and allocate a portion of the value of your Contract to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

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If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep the Company informed of the Payee’s most current address of record.

•	If annuity payments are selected as a death distribution option, payments must begin within one year of the date of death.

Purchase

Application and Issuance of Contracts

Contract Issuance. To invest in the Vanguard Variable Annuity, you should send a completed Application, a signed and completed Definition of Replacement form, Assessment and Disclosure Form, and your Initial Premium Payment to Vanguard Annuity and Insurance Services. Depending on the Death Benefit option selected, there may be limitations on the age of the Annuitant (See Death Benefit, page 25).

If the Application and the Definition of Replacement form are received in good order, the Company will issue the Contract and will credit the Initial Premium Payment within two Business Days after receipt. A Business Day is any day that the New York Stock Exchange is open for trading.

If the Company cannot credit the Initial Premium Payment because the Application or the Definition of Replacement form is incomplete, the Company will contact the applicant in writing, explain the reason for the delay, and refund the Initial Premium Payment within five Business Days unless the applicant consents to the Company’s retaining the Initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Company will accept only those foreign checks that are drawn in U.S. dollars and are issued by a foreign bank with a U.S. correspondent bank.

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You may purchase a Qualified Contract only in connection with a “rollover” of funds from another qualified plan or individual retirement annuity. Qualified Contracts contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Contract. No additional Premium Payments to your Qualified Contract will be accepted, unless the additional premium payment is funded by another qualified plan. (See QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES, page 23.)

DEFINITION

Qualified Contract

When the term “Qualified Contract” is used in this prospectus we generally mean a Contract that qualifies as a tax sheltered annuity or an individual retirement annuity under Section 408(b) of the Internal Revenue Code; there are other types of qualified annuity contracts defined under different Internal Revenue Code sections.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Contract. A Premium Payment may be reduced by any applicable Premium Tax or an initial Annual Contract Maintenance Fee. In that case, the resulting amount is called a Net Premium Payment.

A FEW THINGS TO KEEP IN MIND REGARDING

Premium Payments

•	The minimum Initial Premium Payment for a Contract is $5,000. You must obtain prior Company approval to purchase a policy with an amount less than the stated minimum.

•	The Company will not accept third-party checks, Travelers checks, or money orders for Premium Payments.

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You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $250.

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Additional Premium Payments received before the close of the New York Stock Exchange (usually 4 p.m., Eastern time) are credited to the Contract’s Accumulated Value as of the close of business that same day.

•	The minimum amount that you can allocate to any one Subaccount is $1,000.

•	We reserve the right to reject cumulative premium payments over $5,000,000 (this includes subsequent premium payments) for all Contracts with the same owner or same annuitant.

•	The Company reserves the right to reject any Application or Premium Payment.

The date on which the Initial Premium Payment is credited and the Contract is issued is called the Contract Date.

DEFINITION

Premium Tax

A Premium Tax is a regulatory tax some states assess on the Premium Payments made into a Contract. If the Company should have to pay any Premium Tax, it may be deducted from each Purchase Payment or from the Accumulated Value as the Company incurs the tax. Currently, New York does not impose a Premium Tax.

Purchasing by Wire
Money should be wired to:	WACHOVIA
ABA 031201467
DEPOSIT ACCOUNT NUMBER 2014126522964
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY and
THE VANGUARD GROUP, INC.
[YOUR CONTRACT NUMBER]
[YOUR NAME]

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Please call 800-462-2391 before wiring.

Please be sure your bank includes your Contract number to assure proper credit to your Contract.

If you would like to wire your Initial Premium Payment, you should complete the Vanguard Variable Annuity Application and the Assessment and Disclosure Form and mail it along with your signed and completed Definition of Replacement form to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, prior to completing wire arrangements.

The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business. A purchase payment received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and purchase payments received after that time will have a trade date of the first business day following the date of receipt.

Annuity Express™

The Annuity Express service allows you to make additional Premium Payments by transferring funds automatically from your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided you have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.

Section 1035 Exchanges

Under Section 1035 of the Internal Revenue Code, you may exchange the assets of an existing non-qualified annuity contract or life insurance or endowment policy to the Vanguard Variable Annuity without any current tax consequences. To make a “1035 Exchange,” complete a 1035 Exchange form and mail it along with your signed and completed Application, Definition of Replacement form, Important Notice Regarding Replacement or Change of Life Insurance Policies or Annuity Contracts, and your current contract, to Vanguard Annuity and Insurance Services.

To accommodate owners of Vanguard Variable Annuities, under certain conditions the Company will allow for the consolidation of two or more Vanguard Variable Annuities into the newest Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, you will be responsible for only one Annual Contract Maintenance Fee. Under no circumstances will the Company allow the exchange of an existing Vanguard Variable Annuity for an identical new Vanguard Variable Annuity.

Because special rules and procedures apply to 1035 Exchanges, particularly if the Contract being exchanged was issued prior to August 14, 1982, you should consult a tax adviser before making a 1035 Exchange.

Please note that any outstanding loans you may have on a contract you wish to exchange may create a current tax consequence. For this reason we encourage you to settle any outstanding loans with your current insurance company before initiating a 1035 Exchange into a Vanguard Variable Annuity.

Allocation of Premium Payments

You specify on the Application what portion of your Premium Payments you want to be allocated among which

Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make must be in whole-number percentages and a minimum of $1,000. Your initial Net Premium Payment will be immediately allocated among the Subaccounts in the percentages you specified on your Application without waiting for the Free Look Period to pass.

Should your investment goals change, you may change the allocation percentages for additional Net Premium Payments by sending written notice to Vanguard Annuity and Insurance Services. The change will take effect on the date the Company receives your written notice. You may establish the telephone privilege by sending a letter authorizing the Company to take instructions by telephone. See Telephone and Online Privilege, page 19.

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WHAT’S MY CONTRACT WORTH TODAY?

Accumulated Value

The Accumulated Value of your Contract is the value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Contract is opened, the Accumulated Value is equal to your initial Net Premium Payment. On any Business Day thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day;

plus:

•	Any additional Net Premium Payments credited

•	Any increase in the Accumulated Value due to investment results of the Subaccount(s) you selected minus:

•	Any decrease in the Accumulated Value due to investment results of the Subaccount(s) you selected

•	The daily Mortality and Expense Risk Charge

•	The daily Administrative Expense Charge

•	The Annual Contract Maintenance Fee, if applicable

•	Any optional death benefit charge, if applicable

•	Any withdrawals

•	Any Premium Taxes that occur during the Valuation Period.

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day and ending at the close of business of the next Business Day. You should expect the Accumulated Value of your Contract to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Contract during the Accumulation Phase. When you allocate your Net Premium Payments to a selected Subaccount, the Company will credit a certain number of Accumulation Units to your Contract. The Company determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. Per Subaccount, the Accumulated Value equals the number of Accumulation Units multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.

Investment Options

Vanguard Variable Insurance Fund

The Vanguard Variable Annuity offers you a means of investing in various Subaccounts that invest in the Portfolios of Vanguard Variable Insurance Fund. A brief description of each Portfolio is given below. For more detailed information regarding the Portfolios, you should read the prospectus for Vanguard Variable Insurance Fund that accompanies the Contract prospectus.

The general public may invest in the Portfolios of Vanguard Variable Insurance Fund only through certain insurance contracts. The investment objectives and policies of the Portfolios may be similar to those of publicly available Vanguard funds. You should not expect that the investment results of any publicly available Vanguard funds will be comparable to those of the Portfolios.

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The Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.

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The Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody’s Investors Services, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody’s or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody’s). The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

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The Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio’s investments will be selected through the sampling process, and at least 80% of the Portfolio’s assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

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The High Yield Bond Portfolio seeks to provide a high level of current income. The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds—commonly known as “junk bonds”—with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody’s; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, preferred stocks, and fixed and floating rate loans of medium to lower-range credit quality. The loans that the Portfolio may invest in will be rated Baa or below by Moody’s; have an equivalent rating by any other independent bond-rating agency; or, if unrated are determined to be of comparable quality by the Portfolio’s advisor. The Portfolio’s High-yield bonds and loans mostly have short- and intermediate-term maturities.

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The Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

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The Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders. The Portfolio uses multiple investment advisors.

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The Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at below average prices in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

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The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Standard & Poor’s (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds—Vanguard Variable Insurance Fund–Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. Though the Portfolio seeks to track the Index, its performance typically can be expected to fall short by a small percentage representing operating costs of the underlying funds.

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The Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

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The Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of MSCI® US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

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The Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

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The Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of large- and mid-capitalization stocks.

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The Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio’s advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders. The Portfolio uses multiple investment advisors.

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The International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets across developed and emerging markets in Europe, the Far East and Latin America. In selecting stocks, the Portfolio’s advisors evaluate foreign markets around the world and choose large-, mid-, and small capitalization companies considered to have above-average growth potential. The Portfolio uses multiple investment advisors.

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The REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio employs a “passive management” – or indexing- investment approach designed to track the performance of the MSCI® US REIT Index. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

There is no assurance that a Portfolio will achieve its stated objective.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services can be found in the current Fund prospectus accompanying this prospectus.

Exchanges Among the Subaccounts

Should your investment goals change, you may exchange assets among the Subaccounts at no cost, subject to the following conditions:

•

You may request exchanges in writing. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount you may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).

•	The $1,000 minimum balance requirement per Subaccount must be satisfied at all times.

•	The Company does not charge a fee for exchanges among the Subaccounts.

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LIMITATIONS ON

Exchanges

Because excessive exchanges can disrupt management of the Fund and increase the Fund’s costs for all Contract Owners, the Fund limits exchanges as follows:

•	You may make no more than two substantive round trips through a Portfolio (not including the Money Market Portfolio) during any 12-month period.

•	The Fund and the Company may refuse an exchange at any time, for any reason.

A round trip is a redemption from a Portfolio followed by a purchase back into the Portfolio. Also, round trip covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. Substantive means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

Disruptive Trading and Market Timing

Statement of Policy. This variable insurance product was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term exchanges. Such exchanges may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term exchanges among the subaccounts can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or exchanges into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or exchanges out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all contract owners invested in those subaccounts, not just those making the exchanges.

We have developed polices and procedures with respect to market timing and other exchanges and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term exchanges among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make exchanges is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other contract owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include a temporary suspension of exchange privileges. We may also restrict the exchange privileges of others acting on your behalf.

We reserve the right to reject any premium payment or exchange request from any person without prior notice, if, in our judgment, (1) the payment or exchange, or series of exchanges, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent exchanges. We may impose other restrictions on exchanges, or even prohibit exchanges for any owner who, in our view, has abused, or appears likely to abuse, the exchange privilege. We may, at any time and without prior notice, discontinue exchange privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of exchanges we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful exchange if an underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are

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connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning exchanges. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the exchange privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do:

•	expressly limit the number of round trips in a given period as described in the Investment Options section under Limitations on Exchanges.

Under our current policies and procedures, we do not:

•	impose redemption fees on exchanges;

•	expressly limit the number of nonround trip exchanges or the size of exchanges in a given period; or

•	provide a certain number of allowable exchanges in a given period.

Redemption fees, exchange limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Please note that the limits and restrictions described herein are subject to our ability to monitor exchange activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful exchanges by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent exchange activity among the investment options under the variable insurance product. In addition, we may not honor exchange requests if any variable investment option that would be affected by the exchange is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and other programmed, large, frequent, or short-term exchanges. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor contract owners’ exchange requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the exchanges. Accordingly, contract owners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent exchanges is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

Contract owners should be aware that we expect to be contractually obligated to prohibit transfers by contract owners specified by an underlying fund and to provide contract owner transaction data to the underlying funds.

Omnibus Orders. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by exchange activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent exchange activity. If their policies and procedures fail to successfully discourage harmful

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exchange activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more exchange requests from owners engaged in market timing and other programmed, large, frequent, or short-term exchanges, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing

During the Accumulation Phase, you can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date you select and can take place on a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which you are moving money). The minimum amount you may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will not cause Automatic Asset Rebalancing to cease. To take advantage of the Automatic Asset Rebalancing service, complete a Vanguard Variable Annuity Automatic Asset Rebalance service form or send a letter of instruction to Vanguard Annuity and Insurance Services.

Automatic Exchange Service

During the Accumulation Phase, you can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which you are moving money). The minimum amount you may exchange is $250. While you are participating in this service, if the service date falls on a day that the New York Stock Exchange is closed, the service date will be the next business day. (Please note, an Automatic Exchange Service will not begin on the 29th, 30th, or 31st of the month. If an Automatic Exchange Service would have started on one of these dates, it will start on the 1st business day of the following month.)

A CLOSER LOOK AT

Automatic Exchange Service

Using the Automatic Exchange Service, you can exchange at regular intervals in a plan of investing often referred to as “dollar-cost averaging,” moving money, for example, from the Money Market Portfolio into a stock or bond Portfolio. The main objective of dollar-cost averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or contact Vanguard Annuity and Insurance Services.

You may change the amount to be exchanged or cancel this service in writing at any time. This service cannot be used to establish a new Subaccount, and will not go into effect until the Free Look Period has expired. The minimum balance requirement will not apply to the subaccount that money is being automatically moved from.

Telephone and Online Privilege

You may establish the telephone and online privilege on your Contract by sending a letter authorizing the Company to take instructions over the telephone. The Company, the Fund, and Vanguard shall not be responsible for the authenticity of instructions received by telephone. We will take reasonable steps to confirm that instructions communicated by telephone are genuine. Personal and/or account specific information may be requested to validate a caller’s identity and authorization prior to the providing of any information. This information will be verified against the Contract Owner’s records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. We will record all calls. The Company, the Fund, and Vanguard shall not be liable for any loss, cost, or expense for action on telephone instructions believed to be genuine in accordance with these procedures. We will make every effort to maintain the privilege. However, the Company and the Fund reserve the right to revise or terminate its provisions, limit the amount of a transaction, or reject any transaction, as deemed necessary, at any time.

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Expenses

A CLOSER LOOK AT

The Costs of Investing in a Variable Annuity

Costs are an important consideration in choosing a variable annuity. That’s because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

The projected expenses for the Vanguard Variable Annuity are substantially below the costs of other variable annuity contracts. For example, on a $25,000 Contract the average expense ratio of other variable annuity contracts was 2.40% as of December 31, 2009, compared to 0.61% for the Vanguard Variable Annuity. (Source for competitors’ data: Morningstar Principia Pro for VA/L Subaccounts, December 2009.)

SUMMARY OF COSTS OF INVESTING

in the Vanguard Variable Annuity

•	No sales load or sales charge

•	No charge to make full or partial withdrawals

•	No fee to exchange money among the Subaccounts

•	$25 Annual Contract Maintenance Fee on Contracts valued at less than $25,000

•	Annual Mortality and Expense Risk Charge: 0.20%, 0.25%, or 0.32% depending on death benefit election

•	Annual Administrative Expense Charge: 0.10%

•	Fees and expenses paid by the Portfolios which ranged from 0.19% to 0.52% in the fiscal year ended December 31, 2009

Mortality and Expense Risk Charge

The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The Company will deduct a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods). Depending on the death benefit you select there may be an additional quarterly mortality and expense risk charge corresponding to an additional annual charge of 0.05%, or 0.12%.

The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.

The mortality and expense risk charge may be assessed at a lower rate for certain periods at our discretion. Currently, the daily mortality and expense risk charge will be assessed at a rate reduced by an amount corresponding to an annual amount of 0.005%. Accordingly, an aggregate annual charge of 0.195% (Accumulated Value Death Benefit), 0.245% (Return of Premium Death Benefit) or 0.315% (Annual Step-Up Death Benefit) will be assessed.

A CLOSER LOOK AT

The Mortality and Expense Risk Charge

The Company assumes mortality risk in two ways. First, where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, the Company assumes mortality risk in providing a Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk the Company assumes is that the charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, may not be great enough to cover the actual costs of issuing and administering the Contract.

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Administrative Expense Charge

The Company assesses each Contract an annual Administrative Expense Charge to cover the cost of issuing and administering each Contract and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.10% annually of the net asset value of the Separate Account.

Annual Contract Maintenance Fee

In certain situations, the Company charges an Annual Contract Maintenance Fee of $25. The fee is to reimburse the Company for the costs it expects over the life of the Contract for maintaining each Contract and the Separate Account.

The Company charges the fee if:

•	Your Initial Premium Payment is less than $25,000; and

•	in any subsequent year the Accumulated Value is below $25,000.

The fee will be assessed on the last Friday of the calendar year, based on the Accumulated Value of the Contract on that day. If that day is not a business day, it will be assessed on the preceding business day. If that Friday is the last business day of the calendar year, the fee will be assessed on the preceding Friday.

Fund Operating Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by Vanguard Variable Insurance Fund. A complete description of these expenses is found in the “Fee Table” section of this prospectus, the Fees and Expenses section of the Fund’s prospectus, and in the “Management of the Fund” section of the Fund’s Statement of Additional Information.

Taxes

INTRODUCTION

The following discussion of annuity taxation is general in nature and is based on the Company’s understanding of the treatment of annuity contracts under current federal income tax law, particularly Section 72 of the Internal Revenue Code and various Treasury Regulations and Internal Revenue Service interpretations dealing with Section 72. The discussion does not touch upon state or local taxes. It is not tax advice. You may want to consult with a qualified tax adviser about your particular situation to ensure that your purchase of a Contract results in the tax treatment you desire. Additional discussion of tax matters is included in the Statement of Additional Information.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral

Special rules in the Internal Revenue Code for annuity taxation exist today. In general, those rules provide that you are not currently taxed on increases in value under a Contract until you take some form of withdrawal or distribution from it. However, it is important to note that, under certain circumstances, you might not get the advantage of tax deferral, meaning that the increase in value would be subject to current federal income tax. (See ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS, page 23, and DIVERSIFICATION STANDARDS, page 23.)

A CLOSER LOOK AT

Tax Deferral

Tax deferral means no current tax is due on earnings in your Contract. The amount you would have paid in income taxes can be left in the Contract and earn money for you.

One tradeoff of tax deferral is that there are certain restrictions on your ability to access your money, including penalty taxes for early withdrawals. This is one reason why a variable annuity is intended as a long-term investment.

Another tradeoff is that, when funds are withdrawn, they are taxed at ordinary income rates instead of capital gains rates, which apply to certain other sorts of investments.

Taxation of Full and Partial Withdrawals

If you make a full or partial withdrawal (including a Systematic Withdrawal) from a Non-Qualified Contract during the Accumulation Phase, you as the Contract Owner will be taxed at ordinary income rates on earnings you withdraw at that time. For purposes of this rule, withdrawals are taken first from earnings on the Contract and then from the money you invested in the Contract. This “investment in the contract” can generally be described as the cost of the Contract, or cost basis, and it generally includes all Premium Payments minus any amounts you have already received under the Contract that represented the return of invested money. Also for purposes of this rule, a pledge or assignment of a Contract is treated as

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a partial withdrawal from a Contract. (If you are contemplating using your Contract as collateral for a loan, you may be asked to pledge or assign it.)

Taxation of Annuity Payments

When you take Annuity Payments in the Income Phase of a Non-Qualified Contract, for tax purposes each payment is deemed to return to you a portion of your investment in the Contract. Since with a Non-Qualified Contract you have already paid taxes on those amounts (the Contract was funded with after-tax dollars), you will not be taxed again on your investment—only on your earnings.

For fixed Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula known as the “exclusion ratio.” This formula establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. The Company then applies that ratio to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxable at ordinary income tax rates.

For variable Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula that establishes a specific dollar amount of each payment that is not taxed. To find the dollar amount, the Company divides the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxable at ordinary income tax rates.

Once your investment in the Contract has been returned, the balance of the Annuity Payments represent earnings only and therefore are fully taxable.

Taxation of Withdrawals and Distributions From Qualified Contracts

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after-tax contributions, you may exclude the portion of each withdrawal or Annuity Payment constituting a return of after-tax contributions. Once all of your after-tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after-tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

Tax Withholding

Federal tax law requires that the Company withhold federal income taxes on all distributions unless the Contract Owner or payee, if applicable, elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, the Company will withhold taxes on distributions to non-resident aliens at a flat 30% rate unless a lower treaty or exemption from withholding applies under an applicable tax treaty and the Company has received the appropriate Form W-8 certifying the U.S. taxpayer identification number.

Penalty Taxes on Certain Early Withdrawals

The Internal Revenue Code provides for a penalty tax in connection with certain withdrawals or distributions that are includible in income. The penalty amount is 10% of the amount includible in income that is received under an annuity. However, there are exceptions to the penalty tax. For instance, it does not apply to withdrawals: (1) made after the Contract Owner reaches age 59 1/2; (2) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, on or after the death of the primary Annuitant (who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts); (3) attributable to the disability of the Contract Owner which occurred after the purchase of the Contract (as defined in the Internal Revenue Code); (4) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the Contract Owner, or joint lives (or joint life expectancies) of the Contract Owner and his or her beneficiary; (5) from a Qualified Contract (note, however, that other penalties may apply); (6) under an immediate annuity contract (as defined in the Internal Revenue Code); (7) that can be traced to an investment in the Contract prior to August 14, 1982; or (8) under a Contract that an employer purchases on termination of certain types of qualified plans and that the employer holds until the employee’s severance from employment.

If the penalty tax does not apply to a withdrawal as a result of the application of item (4) above, and the series of payments is subsequently modified (for some reason other than death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (4) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2 or (b) before the taxpayer reaches age 59 1/2. Because the Company cannot predict whether the series of payments will be substantially equal, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

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For Qualified Contracts, other tax penalties may apply to certain distributions as well as to certain contributions and other transactions.

The penalty tax may not apply to distributions from Qualified Contracts issued under Section 408(b) of the Internal Revenue Code that you use to pay qualified higher education expenses, the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer, or a distribution made on account of an Internal Revenue Service levy. Because the Company cannot verify that such an early withdrawal is for qualified higher education expenses or a first home purchase, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where a non-natural person (for example, a corporation) holds a Contract, that Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is considered taxable income each year. This rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the estate of a decedent acquires a Contract, where an employer purchases a Contract on behalf of an employee upon termination of a qualified plan, or to an immediate annuity (as defined in the Internal Revenue Code).

MULTIPLE-CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer’s gross income. Thus, any amount received under any Contract prior to the Contract’s Income Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of the multiple-contracts rules through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts. (The aggregation rules do not apply to immediate annuities (as defined in the Internal Revenue Code.)

OWNERSHIP TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract during the Accumulation Phase for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The transferee’s investment in the Contract will be increased by any amount included in the Contract Owner’s income. This provision, however, does not apply to transfers between spouses or former spouses incident to a divorce that are governed by Internal Revenue Code Section 1041(a).

ASSIGNMENTS OF ANNUITY CONTRACTS

A transfer of ownership in a Contract, a collateral assignment, or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant, or beneficiary that this prospectus does not discuss. A Contract Owner considering such a transfer or assignment of a Contract should contact a tax adviser about the potential tax effects of such a transaction.

MEDICARE TAX

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

DIVERSIFICATION STANDARDS

To comply with certain regulations under Internal Revenue Code Section 817(h), after a start-up period, each Subaccount of the Separate Account will be required to diversify its investments in accordance with certain diversification standards. A “look-through” rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the diversification standards by looking through to the assets of the Portfolios in which each Subaccount invests. We intend to comply with the diversification regulations to assure that the Contract continues to be treated as an annuity contract for federal income tax purposes.

FEDERAL DEFENSE OF MARRIAGE ACT

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, the spousal continuation provisions of this Policy will not be available to such partners or same-sex marriage spouses. Please consult a tax advisor for more information on this subject.

ESTATE, GIFT, AND GENERATION-SKIPPING TRANSFER TAXES IN 2010

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES

Generally, you may purchase Qualified Contracts only in connection with a “rollover” of funds from another individual retirement annuity (IRA) or qualified plan. Qualified Contracts must contain special provisions and are subject to limitations on contributions and the timing of when distributions can and must be made. Tax penalties may apply to contributions greater than specified limits, loans, reassignments, distributions that do not meet specified requirements, or in other circumstances. No additional Premium Payments to your Qualified Contract will be accepted unless the additional premium is funded by another qualified plan. Anyone desiring to purchase a Qualified Contract should consult a personal tax adviser.

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Access To Your Money

The value of your Contract can be accessed during the Accumulation Phase:

•	By making a full or partial withdrawal.

•	By electing an Annuity Payment Option.

•	By your Beneficiary in the form of a Death Benefit.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Contract without a Company charge, provided the Annuitant or Joint Annuitant is still living. All partial withdrawals must be for at least $250.

On the date the Company receives your request for a full withdrawal, the amount payable is the Accumulated Value.

On the date the Company receives your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.

Because you assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total Premium Payments made (taking prior withdrawals into account).

To make a withdrawal, you may establish the telephone privilege by completing the appropriate section of the Client Information Form, or by sending a letter authorizing the Company to take instructions by telephone. See Telephone and Online Privilege, page 19. You may also send a written request to make a withdrawal to Vanguard Annuity and Insurance Services. Your telephone or written request should include your Contract number, the amount you wish to withdraw, how you want that amount allocated among the various Subaccounts, the signature of all Contract Owners, and your federal (and state, if applicable) tax withholding election. In the absence of specific directions from the Contract Owner, all deductions will be made from all funded Subaccounts on a pro rata basis.

Systematic Withdrawals

You may elect to have a specified dollar amount or a percentage of the balance withdrawn from your Contract’s Accumulated Value on a monthly, quarterly, semi-annual, or annual basis. The Company requires a Contract balance of at least $10,000 and a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for your Contract. (See the Minimum Balance Requirements section below for additional information). The minimum amount for each Systematic Withdrawal is $250. In the absence of specific directions from the Contract Owner, all deductions will be made from all funded Subaccounts on a pro rata basis.

You may elect this option by completing a Variable Annuity Electronic Bank Transfer Form. The Form must be signed by all Contract Owners and must be signature-guaranteed if you are directing the withdrawal payments to an address other than the Contract address.

The Company must receive your Form at least 30 days before the date you want systematic withdrawals to begin. The Company will process each Systematic Withdrawal on the date and at the frequency you specified in your Money Transfer Options Form.

You may change the amount to be withdrawn and the percentage, the frequency of distributions, or cancel this option by telephone. Any other changes you make, including a change in the destination of the check must be made in writing, and should include signatures of all Contract Owners.

Minimum Balance Requirements

The minimum required balance in any Subaccount is $1,000. If an exchange or withdrawal would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, and if you have not made a Premium Payment within three years, the Company may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an additional Premium Payment before your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract.

Payment of Full or Partial Withdrawal Proceeds

The Company will pay cash withdrawals within seven days after receipt of your telephone or written request for withdrawal except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

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TAXATION OF

Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, page 21, and Penalty Taxes on Certain Early Withdrawals, page 22.

Tax Withholding on Withdrawals

If you do not provide the Company with a telephone or written request not to have federal income taxes withheld when you request a full, partial, or Systematic Withdrawal, federal tax law requires the Company to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. In that case, we will withhold at a rate of 10%. State income tax withholding may also be required.

Performance

Standardized Performance

From time to time, the Company may advertise the yield and total return investment performance of a Subaccount for various periods, including quarter-to-date, year-to-date, one-year, five-year, and since inception. The Company will calculate advertised yields and total returns according to standardized methods prescribed by the SEC, so that all charges and expenses attributable to the Contract will be included. Including these fees has the effect of decreasing the advertised performance of a Subaccount, so that a Subaccount’s investment performance will not be directly comparable to that of an ordinary mutual fund.

Non-Standardized Performance

The Company may also advertise total return or other performance data in non-standardized formats that do not reflect the Annual Contract Maintenance Fee.

Not Indications of Future Performance

The performance measures discussed above are not intended to indicate or predict future performance.

Statement of Additional Information

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount’s yield and total return and a list of the indices and other benchmarks used in evaluating a Subaccount’s performance.

Death Benefit

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there are two optional Death Benefit Riders that can be selected by the Owner at the time of purchase.

1) Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	the sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

2) Annual Step-Up Death Benefit Rider—This option is only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant’s 80th birthday. With this option, the Death Benefit will be the greatest of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed;

•	the sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any; or

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•

the highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company after such Contract Anniversary Date less any Adjusted Partial Withdrawals and Premium Taxes, if any.

If you elect the Return of Premium Death Benefit Rider or the Annual Step-Up Death Benefit Rider, you may cancel this rider by contacting Vanguard Annuity and Insurance Services. Please note that if you cancel the rider, you will not be allowed to elect the additional death benefit riders in the future. Once the rider is cancelled, the Beneficiary will receive the Death Benefit upon the death of the annuitant. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.

Federal tax law generally requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

A WORD ABOUT

Adjusted Partial Withdrawal

If you have elected one of the available Death Benefit Riders, your Contract could be affected by what is referred to as the Adjusted Partial Withdrawal. When a Partial Withdrawal is taken from the Contract, your Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. It is equal to the Partial Withdrawal amount multiplied by an adjustment factor. The adjustment factor is equal to the amount of the Death Benefit prior to the Partial Withdrawal divided by the Accumulated Value prior to the Partial Withdrawal. Under certain circumstances, the Adjusted Partial Withdrawal amount deducted from the Death Benefit may be more than the dollar amount of the Partial Withdrawal. This will generally be the case if the Death Benefit amount exceeds the Accumulated Value at the time of the Partial Withdrawal. The Statement of Additional Information contains a more detailed description of the formula used to calculate an Adjusted Partial Withdrawal.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed from all beneficiaries. Each Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and the Company has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, the Company will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

DEFINITION

Due Proof of Death

When the term “Due Proof of Death” is used in this prospectus we mean any of the following:

•	A certified death certificate showing the manner of death

•	A certified decree of a court of competent jurisdiction as to the finding of death

•	A written statement by a medical doctor who attended the deceased

•	Any other proof satisfactory to the Company

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A WORD ABOUT

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant, subject to any limitations imposed by federal tax law.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Application. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. In the event the Contract Owner and the Annuitant are different, the Contract Owner may also name an Owner’s Designated Beneficiary. The Owner’s Designated Beneficiary may assume ownership of the Contract upon the Contract Owner’s death subject to any restrictions required under federal tax law. See Death of Contract Owner During the Accumulation Phase, page 27. The Owner’s Designated Beneficiary may be added or changed only in writing.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.

•	If one or more Beneficiaries have already died, the Company will pay that share of the Death Benefit equally to the survivor(s).

•	If no Beneficiary is living, the Company will pay the proceeds to the Contract Owner.

•	If no Beneficiary is named, the Company will pay the proceeds to the estate.

•

If a Beneficiary dies at the same time as the Annuitant, the Company will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before the Company receives due proof of the Annuitant’s death, the Company will pay proceeds as though the Beneficiary had died first. If a Beneficiary who is receiving Annuity Payments dies, the Company will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, the Company must pay out the entire value of the Contract within five years of the date of death. Since the death of a Contract Owner does not trigger the payment of the Death Benefit, the value of the Contract in this instance will be the Accumulated Value only. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person or entity whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant are the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit under certain distribution options. In this regard, see Death of the Annuitant During the Accumulation Phase, page 26.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, the Company must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

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Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

The Company will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

•	Elections are not received from all Beneficiaries.

Other Information

Transamerica Financial Life Insurance Company (the “Company,” “We,” “Us,” “Our”)

Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947. It is engaged in the sale of life and health insurance and annuity contracts. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in all states and the District of Columbia.

Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your Accumulated Value, but also on our ability to meet the guarantees under your Contract.

Assets in the Separate Account. You assume all of the investment risk for your Accumulated Value that is allocated to the Subaccounts of the Separate Account. Your Accumulated Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. Any guarantees under a Contract that exceed Accumulated value, such as those associated with any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

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How to Obtain More Information. We encourage both existing and prospective Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York State Insurance Department – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website at www.vanguard.com.

TFLIC Separate Account B

The Separate Account was established by First Providian Life & Health Insurance Company (“First Providian”), a former affiliate of the Company, as a separate account under the laws of the state of New York on November 2, 1987. On October 1, 1998, First Providian, together with the Separate Account, was merged into the Company. The Separate Account survived the merger intact.

The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

The Company owns the assets of the Separate Account, and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account the Company maintains.

The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund. Additional Subaccounts may be established at the Company’s discretion. The Separate Account meets the definition of a “separate account” under Rule 0-1(e)(1) of the 1940 Act.

Contract

The Contracts described here are an individual annuity contract and a group annuity contract. Until the October 1, 1998 merger of First Providian and Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company, Inc.), the Vanguard Variable Annuity was issued by First Providian as an individual annuity contract (the “Individual Contract”). From the time of merger up to August 26, 2002, Transamerica Financial Life Insurance Company had been issuing the Vanguard Variable Annuity as a group annuity contract (the “Group Contract”), participation in which is evidenced by a certificate issued to the Contract Owner. From August 26, 2002 and forward, the Vanguard Variable Annuity has been issued as an individual contract. Although the features of the Individual Contract and those of the Group Contract are identical in most respects, certain differences are noted in this prospectus.

Contract Owner (“You,” “Your”)

The Contract Owner is the person or persons designated as the Contract Owner in the Application to participate in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. The Owner has the right to assign ownership to a person or party other than himself.

Payee

The Payee is the Contract Owner, Annuitant, Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Free Look Periods

There are two different Free Look Periods depending on whether the Contract is a replacement or not.

Free Look Period for Non-Replacement Contracts. If the Contract is not a replacement of an existing annuity contract or life insurance or endowment policy, the Contract provides for a Free Look Period of 30 days after the Contract Owner receives the Contract plus 5 days for mailing. The Contract Owner may cancel the Contract during the Free Look Period by returning it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Upon cancellation, the Contract is treated as void from the Contract Date and the Contract Owner will receive the Accumulated Value of the Contract, including any fees and charges, as of the date the notice is received by the Company.

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Free Look Period for Replacement Contracts. If the Contract is a replacement of an existing annuity contract or life insurance or endowment policy, a Free Look Period exists for 60 days after the Contract Owner receives the Contract plus 5 days for mailing. Upon cancellation of a replacement Contract, the Contract is treated as void from the Contract Date and the Contract Owner will receive the Accumulated Value of the Contract, including any fees and charges, as of the date the notice is received by the Company.

If the amount returned is based on Premium Payments, the Contract Owner will also receive the amount of any Mortality and Expense Risk Charges and Administrative Expense Charges exacted to date.

If the amount returned is based on the Accumulated Value, the Contract Owner will also receive the amount of any prorated Annual Contract Maintenance Fee and the amount of any Mortality and Expense Risk Charges and Administrative Expense Charges exacted to date. (The prorated Annual Contract Maintenance Fee is already included when calculating the amount returned based on Premium Payments.) Withdrawals are not permitted during the Free Look Period.

Reinstatements

The Company occasionally receives requests to reinstate a Contract whose funds had been transferred to another company via an exchange under Internal Revenue Code Section 1035 or a trustee-to-trustee transfer under the Internal Revenue Code. In this situation, the Company will require the Contract Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to effect the transfer. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit Values at the date of Reinstatement (within two days of the date the funds were received by the Company). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the transfer. Contract Owners should consult a qualified tax adviser concerning the tax consequences of any Internal Revenue Code Section 1035 exchanges or reinstatements.

Administrative Services

Administrative services are provided by Vanguard, Vanguard Annuity and Insurance Services, 455 Devon Park Drive, Wayne, PA 19087-1815.

Distributor of the Contracts

We have entered into a distribution arrangement with Vanguard, through its wholly owned subsidiary, Vanguard Marketing Corporation, which is the principal distributor of the Contract. In addition we and/or our affiliates paid Vanguard $207,000 in 2009 to assist with marketing expenses. During the fiscal year ended December 31, 2009, the Balanced Portfolio, Equity Income Portfolio, Growth Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Total Bond Market Index Portfolio incurred distribution and marketing expenses representing 0.02% of each Portfolio’s average net assets; the Capital Growth Portfolio, Diversified Value Portfolio, Equity Index Portfolio, International Portfolio, Mid-Cap Index Portfolio, REIT Index Portfolio, Short-Term Investment-Grade Portfolio, Small Company Growth Portfolio incurred distribution and marketing expenses representing 0.03% of each Portfolio’s average net assets. No Portfolio shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. The Total Stock Market Index Portfolio pays no direct expenses; the Portfolio, as a shareholder of the underlying Vanguard funds, will indirectly bear the costs associated with operating those funds.

A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the fund’s Statement of Additional Information. The principal business address for Vanguard is 455 Devon Park Drive, Wayne, PA 19087-1815.

Voting Rights

The Fund does not hold regular meetings of shareholders. The trustees of the Fund may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, the Company will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. The Company will vote Fund shares as to which no timely instructions are received and those shares held by the Company as to which Contract Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Prior to the Income Date, the Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Income Date, the person receiving Annuity Payments under any variable Annuity Payment Option has the voting interest. The number of votes after the Income Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value

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per share of the corresponding Portfolio. After the Income Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

Additions, Deletions, or Substitutions of Investments

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Fund or of another registered open-end management investment company, if the shares of the Portfolios are no longer available for investment or if, in the Company’s judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent the 1940 Act requires, substitutions of shares attributable to a Contract Owner’s interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

The Company may establish new Portfolios when marketing, tax, investment, or other conditions so warrant. The Company will make any new Portfolios available to existing Contract Owners on a basis the Company will determine. The Company may also eliminate one or more Portfolios if marketing, tax, investment, or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make whatever changes in the Contracts may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Company may operate the Separate Account as a management company under the 1940 Act or any other form permitted by law, may deregister the Separate Account under the 1940 Act in the event such registration is no longer required, or may combine the Separate Account with one or more other separate accounts.

Financial Statements

The audited statutory-basis financial statements and schedules of the Company and the audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners (as well as the Report of Independent Registered Public Accounting Firm on them) are contained in the Statement of Additional Information.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as Independent Registered Public Accounting Firm for the Company and the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and audits their financial statements annually.

Legal Proceedings

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of Vanguard Marketing Corporation to perform under its principal distribution agreement, or on the ability of the Company to meet its obligations under the Contract.

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Table of Contents for the Vanguard Variable Annuity

Statement of Additional Information

Contents

The Contract	Distribution of the Contract	Non-Standardized One
Year Return
Contract	Performance Information
Safekeeping of Account Assets
Computation of Variable Annuity	Subaccount Inception Dates
Income Payments
	Portfolio Inception Dates	Conflicts of Interest with Other Separate Accounts
Adjusted Partial Withdrawal
Money Market Subaccount Yields
Exchanges
	30-Day Yield for Non-Money	Taxes
Joint Annuitant	Market Subaccounts
General Matters	Standardized Average Annual	State Regulation of the Company
Total Return
Non-Participating		Records and Reports
Additional Performance
Misstatement of Age or Sex	Measures	Legal Matters

Assignment		Independent Registered
	Non-Standardized Cumulative	Public Accounting Firm
Annuity Data	Total Return and Non-Standardized
	Average Annual Total Return	Other Information
Annual Report
	Non-Standardized Total Return	Financial Statements
Incontestability	Year-to-Date
Ownership

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Appendix

CONDENSED FINANCIAL INFORMATION

The information presented below reflects the operations of the Subaccounts in connection with the individual variable annuity contracts offered prior to October 1, 1998 through First Providian Life & Health Insurance Company Separate Account B, which was acquired intact by Transamerica Financial Life Insurance Company; the group variable annuity contract offered October 1, 1998 to September 1, 2002 through AUSA Life Insurance Company, Inc. Separate Account B; and the currently offered individual variable annuity contracts offered through TFLIC Separate Account B, formerly AUSA Life Insurance Company, Inc. Separate Account B. The individual variable annuity contracts offered prior to October 1, 1998 and the group variable annuity contracts are no longer for sale. The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount are as follows:

For the period January 1, 2000 through December 31, 2009

	Money Market	Short- Term Investment- Grade	Total Bond Market Index	High Yield Bond	Balanced	Equity Income	Diversified Value
Accumulation unit value as of:
12/31/2000*	1.536	10.974	19.237	12.579	30.541	28.424	10.879
12/31/2001	1.596	11.790	20.754	12.942	31.781	27.324	10.918
12/31/2002	1.618	12.488	22.400	13.098	29.537	23.481	9.333
12/31/2003	1.623	12.892	23.231	15.262	35.471	29.131	12.201
12/31/2004	1.646	13.119	24.135	16.513	39.356	32.911	14.653
12/31/2005	1.693	13.374	24.640	16.917	41.918	34.171	15.722
12/31/2006	1.773	13.989	25.642	18.261	48.045	41.119	18.633
12/31/2007	1.861	14.788	27.332	18.562	51.906	42.856	19.309
12/31/2008	1.907	14.235	28.676	14.445	40.070	25.519	12.293
12/31/2009	1.913	16.160	30.290	19.997	49.101	34.368	15.557
Number of units outstanding as of:
12/31/2000*	29,852	310	899	553	937	786	344
12/31/2001	33,238	626	1,264	649	1,801	813	877
12/31/2002	32,593	1,068	1,499	708	1,125	780	834
12/31/2003	27,773	1,191	1,194	804	1,201	785	944
12/31/2004	28,465	1,345	1,058	733	1,308	815	1,429
12/31/2005	29,528	1,338	1,110	734	1,443	810	1,898
12/31/2006	39,191	1,303	1,249	826	1,400	822	1,755
12/31/2007	46,925	1,703	1,655	700	1,481	799	1,702
12/31/2008	52,977	1,891	1,951	729	1,369	736	1,362
12/31/2009	36,414	3,027	2,218	802	1,316	677	1,124
(Units are shown in thousands)

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For the period January 1, 2000 through December 31, 2009

	Total Stock Mkt. Index	Equity Index	Mid-Cap Index	Growth	Capital Growth	Small Company Growth	International	REIT Index
Accumulation unit value as of:
12/31/2000*	—	41.052	14.640	32.753	—	21.872	18.834	12.251
12/31/2001	—	35.987	14.510	22.246	—	23.013	15.272	13.691
12/31/2002	—	27.936	12.339	14.211	—	17.420	12.596	14.124
12/31/2003	12.559	35.781	16.492	17.870	12.739	24.501	16.939	19.078
12/31/2004	14.093	39.528	19.783	19.109	14.940	28.165	20.168	24.824
12/31/2005	14.911	41.299	22.480	21.241	16.039	29.838	22.386	27.679
12/31/2006	17.175	47.643	25.495	21.583	17.850	32.786	29.553	37.231
12/31/2007	18.008	50.057	26.980	23.717	20.018	33.920	34.596	30.962
12/31/2008	11.260	31.475	15.651	14.728	13.898	20.470	19.000	19.372
12/31/2009	14.399	39,681	21.905	19.831	18.610	28.447	27.049	24.944
Number of units outstanding as of:
12/31/2000*	—	1,947	982	1,870	—	1,501	1,039	263
12/31/2001	—	1,859	1,039	1,662	—	1,322	927	401
12/31/2002	—	1,781	1,131	1,474	—	1,224	921	649
12/31/2003	544	1,784	1,173	1,387	270	1,369	1,067	646
12/31/2004	987	1,738	1,253	1,305	548	1,354	1,216	676
12/31/2005	1,159	1,625	1,401	1,238	550	1,224	1,387	608
12/31/2006	1,349	1,526	1,319	1,282	627	1,135	1,547	687
12/31/2007	1,645	1,394	1,281	1,034	696	995	1,840	477
12/31/2008	1,670	1,348	1,145	939	750	918	1,721	525
12/31/2009	2,208	1,311	1,109	866	744	981	1,860	635
(Units are shown in thousands)

*	Date of commencement of operations for the Money Market Subaccount was December 1, 1992, for the Total Bond Market Index, Balanced, and Equity Index Subaccounts was December 16, 1992, for the Equity Income and Growth Subaccounts was June 7, 1993, for the International Subaccount was June 3, 1994, for the High Yield Bond and Small Company Growth Subaccounts was June 3, 1996, for the Short-Term Investment-Grade, Diversified Value, Mid-Cap Index, and REIT Index Subaccounts was February 8, 1999, and for the Total Stock Market Index and Capital Growth Subaccounts was May 1, 2003.

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Transamerica Financial Life Insurance Company

P064NY 052010

TFLIC SEPARATE ACCOUNT B

STATEMENT OF ADDITIONAL INFORMATION

FOR THE

VANGUARD VARIABLE ANNUITY

OFFERED BY

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(A NEW YORK STOCK COMPANY)

ADMINISTRATIVE OFFICES

4 MANHATTANVILLE ROAD

PURCHASE, NEW YORK 10577

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity (the “Contract”) offered by Transamerica Financial Life Insurance Company, (the “Company”). You may obtain a copy of the Prospectus dated May 1, 2010 by calling 800-522-5555, or writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

May 1, 2010

THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Contract

The Contracts described here are an individual annuity contract and a group annuity contract. Until the October 1, 1998 merger of First Providian and Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company, Inc.), the Vanguard Variable Annuity was issued by First Providian as an individual annuity contract (the “Individual Contract”). From the time of merger up to August 26, 2002, Transamerica Financial Life Insurance Company had been issuing the Vanguard Variable Annuity as a group annuity contract (the “Group Contract”), participation in which is evidenced by a certificate issued to the Contract Owner. From August 26, 2002 and forward, the Vanguard Variable Annuity has been issued as an individual contract.

Computation of Variable Annuity Income Payments

Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount on the Income Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount on the due date of the Annuity Payment.

The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

(a)	the Annuity Unit value for the immediately preceding Business Day;

(b)	the Net Investment Factor for the day;

(c)	the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of

4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

(a)	any increase or decrease in the value of the Subaccount due to investment results;

(b)	a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%; and

(c)	a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%.

The Annuity Tables contained in the AV 423 101 109 498 CRT Contract are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year.

The Annuity Tables contained in the VVAPA U 1101 Contract are based on a 4% effective annual Assumed Investment Return and the “Annuity 2000” (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G (50% of G for females, 100% of G for males) with an assumed commencement date of 2005. Age adjustments apply for annuitizations after 2010.

Adjusted Partial Withdrawal

The Adjusted Partial Withdrawal is the total amount the Death Benefit is adjusted as a result of any Partial Withdrawals taken from the Contract. It adjusts the Death Benefit in proportion to its relationship to the Accumulated Value of the Contract and the amount of the Partial Withdrawal. The Death Benefit is calculated by subtracting the Adjusted Partial Withdrawal amount from the Death Benefit amount prior to the Partial Withdrawal. The formula is as follows:

(a) divided by (b) = (c); (c) multiplied by (d) = Adjusted Partial Withdrawal amount

Where:

(a) = Death Benefit prior to the Partial Withdrawal;

(b) = Accumulated Value of the Contract prior to the Partial Withdrawal;

(c) = Adjustment factor;

(d) = Amount of Partial Withdrawal

Without application of the Adjusted Partial Withdrawal amount, the Company has the risk in a down market that a Contract Owner may withdraw most of his or her Accumulated Value and leave a sizable guaranteed minimum Death Benefit under the Return of Premium Death Benefit or the Annual Step-up Death Benefit Riders. For example, suppose $100,000 is invested in the Contract with a Return of Premium Death Benefit elected and the market subsequently drops to $50,000. Without the Adjusted Partial Withdrawal, the Contract Owner could withdraw $49,000 and purchase a different annuity contract, leaving only $1,000 invested in the Contract with a $51,000 Death Benefit. The Company would retain a future Death Benefit liability with almost no money invested in the Contract to permit the Company to recover that future expense. The Adjusted Partial Withdrawal allows the Company to eliminate the risk described. In the foregoing example, the Contract Owner would only have a $2,000 Death Benefit after the withdrawal.

Conversely, in an up market, the Adjusted Partial Withdrawal will lower the guaranteed Death Benefit by an amount less than amount actually withdrawn. The Company would retain a future Death Benefit liability with no additional risk. Using the example above, assume the market subsequently rose to $150,000. Without the Adjusted Partial Withdrawal, the Contract Owner withdraws $50,000 and would have a guaranteed minimum Death Benefit remaining of $50,000. However, using the Adjusted Partial Withdrawal, the remaining guaranteed minimum Death Benefit would be $66,666.67.

Exchanges

After the Annuity Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by written request, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. The Contract Owner is limited to two substantive exchanges (at least 30 days apart) from a Portfolio (except the Money Market Portfolio) in any Contract Year, and the value of the Annuity Units exchanged must provide a monthly Annuity Payment of at least $100 at the time of the exchange. “Substantive” means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect management of the Fund.

Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

The Contract Owner may, in the Contract Application (or enrollment form) or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must meet the Company’s underwriting requirements. If approved by the Company, the Joint Annuitant shall be named on the Contract Schedule or added by endorsement. An Annuitant or Joint Annuitant may not be replaced.

The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

GENERAL MATTERS

Non-Participating

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

The Company may require proof of age and sex before making Annuity Payments. If the Annuitant’s stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant’s lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

This Contract is incontestable from the Contract Date, subject to the “Misstatement of Age or Sex” provision.

Ownership

The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the Application (or enrollment form). The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant’s lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner’s Designated Beneficiary, if one has been designated by the Owner. If no Owner’s Designated Beneficiary is designated or if no Owner’s Designated Beneficiary is living, the Owner’s Designated Beneficiary is the Owner’s estate. From time to time the Company may require proof that the Owner is still living.

DISTRIBUTION OF THE CONTRACT

We have entered into a distribution arrangement with The Vanguard Group, Inc., through its wholly owned subsidiary, Vanguard Marketing Corporation, the principal distributor of the Contract. During the fiscal year ended December 31, 2009, the Balanced Portfolio, Equity Income Portfolio, Growth Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Total Bond Market Index Portfolio incurred distribution and marketing expenses representing 0.02% of each Portfolio’s average net assets; the Capital Growth Portfolio, Diversified Value Portfolio, Equity Index Portfolio, International Portfolio, Mid-Cap Index Portfolio, REIT Index Portfolio, Short-Term Investment-Grade Portfolio, Small Company Growth Portfolio incurred distribution and marketing expenses representing 0.03% of each Portfolio’s average net assets. No Portfolio shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. The Total Stock Market Index Portfolio pays no direct expenses; the Portfolio, as a shareholder of the underlying Vanguard funds, will indirectly bear the costs associated with operating those funds A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the Fund’s Statement of Additional Information. The principal business address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355-2331.

PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners. The yield and total return performance information presented below reflects the operations of the Subaccounts in connection with the individual variable annuity contracts offered prior to October 1, 1998 through First Providian Life & Health Insurance Company Separate Account B, which was acquired intact by AUSA Life Insurance Company, Inc.; the group variable annuity contracts offered October 1, 1998 to September 1, 2002 through AUSA Life Insurance Company, Inc. Separate Account B; and the currently offered individual variable annuity contracts offered through TFLIC Separate Account B. The individual variable annuity contracts offered prior to October 1, 1998 and the group variable annuity contracts are no longer for sale.

Subaccount Inception Dates

Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: December 1, 1992 for the Money Market Subaccount; December 16, 1992 for the Equity Index Subaccount, the Balanced Subaccount, and the Total Bond Market Index Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount; February 8, 1999 for the Diversified Value Subaccount and the Short-Term Investment-Grade Subaccount; February 9, 1999 for the Mid-Cap Index Subaccount and the REIT Index Subaccount; and May 1, 2003 for the Total Stock Market Index Subaccount and the Capital Growth Subaccount.

The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the REIT Index Subaccount invest commenced operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Portfolio Inception Dates

Where applicable, the following Portfolio inception dates are used in the calculation of performance figures: April 29, 1991 for the Equity Index Portfolio and Total Bond Market Index Portfolio; May 2, 1991 for the Money Market Portfolio; May 23, 1991 for the Balanced Portfolio; June 7, 1993 for the Equity Income Portfolio and the Growth Portfolio; June 3, 1994 for the International Portfolio; June 3, 1996 for the High Yield Bond Portfolio and Small Company Growth Portfolio ; February 8, 1999 for the Diversified Value Portfolio and the Short-Term Investment-Grade Portfolio; February 9, 1999 for the Mid-Cap Index Portfolio and the REIT Index Portfolio; January 8, 2003 for the Total Stock Market Index Portfolio; and December 3, 2002 for the Capital Growth Portfolio.

Vanguard Variable Insurance Fund’s Mid-Cap Index Portfolio and REIT Index Portfolio commenced investment operations on February 8, 1999, but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Money Market Subaccount Yields

Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base-period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] -1

The yield of the Money Market Subaccount for the 7-day period ended December 31, 2009, was -0.06%.

30-Day Yield for Non-Money Market Subaccounts

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a - b + 1)[6] -1]
c x d

Where:

[a]	equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount

[b]	equals the expenses accrued for the period (net of reimbursements)

[c]	equals the average daily number of Units outstanding during the period

[d]	equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

The yield of each Subaccount for the 30-day period ended December 31, 2009, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

Short-Term Investment-Grade Subaccount	2.06%
Total Bond Market Index Subaccount	3.04%
High Yield Bond Subaccount	6.94%
Balanced Subaccount	2.20%
Equity Income Subaccount	2.29%
Diversified Value Subaccount	1.81%
Total Stock Market Index Subaccount	2.04%
Mid-Cap Index Subaccount	0.72%
Equity Index Subaccount	1.39%
Growth Subaccount	0.29%
Capital Growth Subaccount	0.36%
Small Company Growth Subaccount	0.00%
International Subaccount	—
REIT Index Subaccount	— *

*This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year-end.

Standardized Average Annual Total Return

When advertising performance of the Subaccounts, the Company will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. The Company may assume the Contract was in existence prior to its inception date in November 1992 (which it was not). After the Contract’s inception date, the calculations will reflect actual Accumulation Unit Values. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

P(1 + T)n = ERV

Where:

(1)	[P] equals a hypothetical Initial Premium Payment of $1,000

(2)	[T] equals an average annual total return

(3)	[n] equals the number of years

(4)	[ERV] equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)

The following tables show the average annual total return for the Subaccounts for the period beginning at the inception of each Subaccount and ending on December 31, 2009.

Standardized Average Annual Total Return

For Period Ending December 31, 2009

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	1 Year	3 years	5 Years	10 Years	Year to Date	Year Ended 12/31/07	Since Subaccount Inception*	Since Portfolio Inception**
Money Market Subaccount	0.31%	2.57%	3.06%	2.82%	0.31%	0.00%	3.49%	3.52%
Short Term Investment-Grade Subaccount	13.52%	4.92%	4.25%	4.72%	13.52%	-0.49%	4.50%	4.50%
Total Bond Market Index Subaccount	5.62%	5.73%	4.64%	5.73%	5.62%	-1.70%	5.77%	6.09%
High Yield Bond Subaccount	38.43%	3.07%	3.90%	4.48%	38.43%	2.73%	5.23%	5.23%
Balanced Subaccount	22.53%	0.72%	4.52%	5.85%	22.53%	0.38%	8.92%	8.91%
Equity Income Subaccount	16.42%	-5.81%	0.87%	2.97%	16.42%	1.66%	7.72%	7.72%
Diversified Value Subaccount	26.54%	-5.84%	1.20%	6.02%	26.54%	1.64%	4.13%	4.13%
Total Stock Market Index Subaccount	27.87%	-5.71%	0.43%	—	27.87%	2.81%	5.61%	5.61%
Equity Index Subaccount	26.06%	-5.92%	0.07%	-1.32%	26.06%	1.90%	7.30%	7.64%
Mid-Cap Index Subaccount	39.95%	-4.94%	2.05%	5.80%	39.95%	6.25%	7.46%	7.46%
Growth Subaccount	34.65%	-2.79%	0.74%	-7.04%	34.65%	2.56%	4.20%	4.20%
Capital Growth Subaccount	33.89%	1.39%	4.49%	—	33.89%	3.77%	9.75%	9.75%
Small Company Growth Subaccount	38.96%	-4.63%	0.19%	4.13%	38.96%	7.39%	7.99%	7.99%
International Subaccount	42.36%	-2.91%	6.04%	2.92%	42.36%	1.62%	6.58%	6.58%
REIT Index Subaccount	28.76%	-12.51%	0.09%	9.85%	28.76%	7.07%	8.75%	8.75%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.
**	Refer to “Portfolio Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

All total return figures reflect the deduction of the administrative charge, and the mortality and expense risk charge. The SEC requires that an assumption be made that the Contract Owner surrenders the entire Contract at the end of the 1-, 5- and 10-year periods (or, if less, up to the life of the Subaccount) for which performance is required to be calculated.

Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor’s 500 Stock Index (“S&P 500”), Dow Jones Industrial Average (“DJIA”), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount’s results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of Transamerica Financial Life Insurance Company as determined by A.M. Best, Moody’s, Standard & Poor’s or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

The Company may show Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For both performance measures, the Company may assume the Contract was in existence prior to its inception date in November 1992 (which it was not). After the Contract’s inception date, the calculations will reflect actual Accumulation Unit Values. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

Non-Standardized Cumulative Total Return

For Period Ending 12/31/2009

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	Month to date	Quarter to date	6 Months to date	One Year	Since Subaccount Inception*	Since Portfolio Inception**
Money Market Subaccount	0.00%	0.00%	0.00%	0.32%	80.19%	91.35%
Short-Term Investment-Grade Subaccount	-0.49%	1.15%	5.14%	13.52%	61.60%	61.60%
Total Bond Market Index Subaccount	-1.70%	0.09%	3.64%	5.63%	160.96%	202.90%
High Yield Bond Subaccount	2.73%	4.99%	15.84%	38.44%	99.97%	99.97%
Balanced Subaccount	0.38%	4.37%	16.50%	22.54%	329.92%	391.01%
Equity Income Subaccount	1.66%	5.58%	21.47%	16.43%	243.68%	243.68%
Diversified Value Subaccount	1.64%	7.26%	24.27%	26.55%	55.57%	55.57%
Total Stock Market Index Subaccount	2.81%	5.76%	22.86%	27.88%	43.99%	43.99%
Equity Index Subaccount	1.90%	5.95%	22.33%	26.07%	232.95%	296.81%
Mid-Cap Index Subaccount	6.25%	6.57%	29.33%	39.96%	119.04%	119.04%
Growth Subaccount	2.56%	6.19%	22.31%	34.65%	98.31%	98.31%
Capital Growth Subaccount	3.77%	8.27%	23.80%	33.90%	86.10%	86.10%
Small Company Growth Subaccount	7.39%	4.42%	23.30%	38.97%	184.47%	184.47%
International Subaccount	1.62%	4.21%	24.79%	42.36%	170.49%	170.49%
REIT Index Subaccount	7.07%	8.98%	46.42%	28.76%	149.42%	149.42%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.
**	Refer to “Portfolio Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

Non-Standardized Average Annual Total Returns

For Period Ending 12/31/2009

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	One Year	Three Year	Five Year	Since Subaccount Inception*	Since Portfolio Inception**
Money Market Subaccount	0.32%	2.57%	3.06%	3.51%	3.54%
Short-Term Investment-Grade Subaccount	13.52%	4.93%	4.26%	4.50%	4.50%
Total Bond Market Index Subaccount	5.63%	5.73%	4.65%	5.79%	6.11%
High Yield Bond Subaccount	38.44%	3.07%	3.07%	5.24%	5.24%
Balanced Subaccount	22.54%	0.73%	4.52%	8.94%	8.93%
Equity Income Subaccount	16.43%	-5.80%	0.87%	7.74%	7.74%
Diversified Value Subaccount	26.55%	-5.84%	1.20%	4.14%	4.14%
Total Stock Market Index Subaccount	27.88%	-5.71%	0.43%	5.62%	5.62%
Equity Index Subaccount	26.07%	-5.91%	0.08%	7.31%	7.66%
Mid-Cap Index Subaccount	39.96%	-4.93%	2.06%	7.47%	7.47%
Growth Subaccount	34.65%	-2.78%	0.75%	4.22%	4.22%
Capital Growth Subaccount	33.90%	1.40%	4.49%	9.76%	9.76%
Small Company Growth Subaccount	38.97%	-4.62%	0.02%	8.00%	8.00%
International Subaccount	42.36%	-2.91%	6.05%	6.60%	6.60%
REIT Index Subaccount	28.76%	-12.50%	0.10%	8.75%	8.75%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.
**	Refer to “Portfolio Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

Non-Standardized Total Return Year-to-Date

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

Non-Standardized Total Return Year-to-Date

For Period Ending 12/31/2009

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

Total Return YTD as of 12/31/2009
Money Market Subaccount	0.32%
Short-Term Investment-Grade Subaccount	13.52%
Total Bond Market Index Subaccount	5.63%
High Yield Bond Subaccount	38.44%
Balanced Subaccount	22.54%
Equity Income Subaccount	16.43%
Diversified Value Subaccount	26.55%
Total Stock Market Index Subaccount	27.88%
Equity Index Subaccount	26.07%
Mid-Cap Index Subaccount	39.96%
Growth Subaccount	34.65%
Capital Growth Subaccount	33.90%
Small Company Growth Subaccount	38.97%
International Subaccount	42.36%
REIT Index Subaccount	28.76%

Non Standardized One Year Return

The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

Non-Standardized One Year Return

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	2009	2008	2007	2006	2005
Money Market Subaccount	0.32%	2.40%	4.81%	4.61%	2.75%
Short-Term Investment-Grade Subaccount	13.52%	-3.86%	5.59%	4.48%	1.92%
Total Bond Market Index Subaccount	5.63%	4.80%	6.55%	3.87%	1.98%
High Yield Bond Subaccount	38.44%	-22.30%	1.53%	7.83%	2.33%
Balanced Subaccount	22.54%	-22.92%	7.92%	14.50%	6.41%
Equity Income Subaccount	16.43%	-31.24%	4.10%	20.22%	3.72%
Diversified Value Subaccount	26.55%	-36.45%	3.50%	18.40%	7.19%
Total Stock Market Index Subaccount	27.88%	-37.59%	4.73%	15.06%	5.71%
Equity Index Subaccount	26.07%	-37.24%	4.95%	15.24%	4.37%
Mid-Cap Index Subaccount	39.96%	-42.11%	5.70%	13.29%	13.55%
Growth Subaccount	34.65%	-38.02%	9.77%	1.49%	11.07%
Capital Growth Subaccount	33.90%	-30.69%	12.02%	11.17%	7.26%
Small Company Growth Subaccount	38.97%	-39.77%	3.34%	9.76%	5.84%
International Subaccount	42.36%	-45.20%	16.94%	26.25%	15.89%
REIT Index Subaccount	28.76%	-37.55%	-16.97%	34.41%	11.41%

	2004	2003	2002	2001	2000	1999
Money Market Subaccount	0.84%	0.59%	1.38%	3.92%	6.04%	4.75%
Short-Term Investment-Grade Subaccount	1.64%	3.13%	5.91%	7.43%	7.74%	—
Total Bond Market Index Subaccount	3.77%	3.60%	7.93%	7.87%	10.85%	-1.23%
High Yield Bond Subaccount	8.07%	16.45%	1.20%	2.83%	-2.48%	2.46%
Balanced Subaccount	10.82%	20.03%	-7.06%	4.00%	9.93%	3.89%
Equity Income Subaccount	12.84%	24.02%	-14.07%	-3.94%	10.95%	-2.94%
Diversified Value Subaccount	19.96%	30.70%	-14.52%	0.33%	25.60%	—
Total Stock Market Index Subaccount	12.08%	—	—	—	—	—
Equity Index Subaccount	10.34%	28.05%	-22.37%	-12.43%	-9.47%	20.62%
Mid-Cap Index Subaccount	19.81%	33.64%	-14.95%	-0.95%	17.50%	—
Growth Subaccount	6.80%	25.71%	-36.12%	-32.26%	-20.44%	22.00%
Capital Growth Subaccount	17.13%	36.82%	—	—	—	—
Small Company Growth Subaccount	14.82%	40.65%	-24.30%	5.16%	15.37%	60.91%
International Subaccount	18.92%	34.46%	-17.52%	-19.04%	-7.12%	24.96%
REIT Index Subaccount	29.97%	35.06%	3.16%	11.71%	25.87%	—

	1998	1997	1996	1995	1994	1993
Money Market Subaccount	5.07%	5.12%	4.98%	5.42%	3.73%	2.55%
Short-Term Investment-Grade Subaccount	—	—	—	—	—	—
Total Bond Market Index Subaccount	7.87%	8.97%	3.09%	17.54%	-3.15%	8.91%
High Yield Bond Subaccount	3.63%	11.64%	—	—	—	—
Balanced Subaccount	11.61%	22.69%	15.79%	31.97%	-1.08%	12.69%
Equity Income Subaccount	17.19%	33.95%	18.25%	38.44%	-1.71%	—
Diversified Value Subaccount	—	—	—	—	—	—
Total Stock Market Index Subaccount	—	—	—	—	—	—
Equity Index Subaccount	28.25%	32.73%	22.41%	36.91%	0.67%	9.29%
Mid-Cap Index Subaccount	—	—	—	—	—	—
Growth Subaccount	40.32%	26.21%	26.45%	37.87%	3.82%	—
Capital Growth Subaccount	—	—	—	—	—	—
Small Company Growth Subaccount	7.52%	12.84%	—	—	—	—
International Subaccount	18.39%	2.91%	14.15%	15.43%	—	—
REIT Index Subaccount	—	—	—	—	—	—

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company’s general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

TAXES

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, the Separate Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account’s investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

Under present laws, the Company will not incur New York state or local taxes. If there is a change in state or local tax laws, the Company may make charges for such taxes. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for corporate federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes the Company incurs. This might become necessary if the Company ultimately determines that its tax treatment is not what it currently believes it to be, if there are changes in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company’s tax status. If the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

STATE REGULATION OF THE COMPANY

The Company is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine the Company’s contract liabilities and reserves so that the Department may determine if the items are correct. The Company’s books and accounts are subject to review by the Department of Insurance at all times. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its administrator, The Vanguard Group, Inc. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

LEGAL MATTERS

The law firm of Morgan, Lewis & Bockius LLP, of Washington, D.C., has provided legal advice concerning the issue and sale of the Contract under the applicable federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2009 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners as of December 31, 2009, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements of the Company as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, including the Report of Independent Registered Public Accounting Firm thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Financial Life Insurance Company

Years Ended December 31, 2009, 2008 and 2007

Transamerica Financial Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2009, 2008 and 2007

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (the Company) as of December 31, 2009 and 2008, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2009. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2009 and 2008, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2009.

P 2 of Auditors’ Opinion

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2009 and 2008, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2009, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, at December 31, 2009, Transamerica Financial Life Insurance Company, changed its accounting for deferred income taxes in accordance with Statement of Statutory Accounting Principles (SSAP) No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10. Also, as discussed in Note 1 to the financial statements, during 2009, Transamerica Financial Life Insurance Company, changed its accounting for investments in loan backed and structured securities in accordance with SSAP No. 43R, Loan-backed and structured Securities.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 9, 2010

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2009	2008
Admitted assets
Cash and invested assets:
Bonds	$7,954,681	$6,460,209
Preferred stocks	3,037	179,333
Common stocks
Affiliated entities (cost: 2009 - $4,402; 2008 - $3,288)	4,685	3,472
Unaffiliated (cost: 2009 - $2,731; 2008 - $2,579)	3,965	1,218
Mortgage loans on real estate	966,783	1,174,686
Real estate	—	5,006
Policy loans	59,654	56,962
Cash, cash equivalents and short-term investments	215,352	940,429
Derivatives	46,824	236,150
Other invested assets	112,450	130,446
Other invested asset receivable	—	20,000

Total cash and invested assets	9,367,431	9,207,911

Premiums deferred and uncollected	73,836	69,755
Due and accrued investment income	98,730	86,827
Net deferred income tax asset	45,545	22,230
Reinsurance receivable	14,641	21,422
Federal income tax recoverable	6,520	74,182
Receivable from parent, subsidiaries and affiliates	68,940	64,189
Accounts receivable	24,280	93,315
Other admitted assets	2,899	4,842
Separate account assets	11,234,250	9,108,569

Total admitted assets	$20,937,072	$18,753,242

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2009	2008
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,081,922	$1,020,415
Annuity	6,934,802	6,867,636
Accident and health	110,687	106,652
Policy and contract claim reserves:
Life	69,745	77,182
Annuity	616	558
Accident and health	15,679	15,956
Liability for deposit-type contracts	160,093	306,717
Other policyholders’ funds	821	931
Transfers to separate accounts due or accrued	15,477	12,081
Remittances and items not allocated	142,534	226,912
Asset valuation reserve	88,989	83,891
Interest maintenance reserve	52,358	40,958
Funds held under coinsurance and other reinsurance treaties	222	1,062
Reinsurance in unauthorized companies	3,718	26,135
Commissions and expense allowances payable on reinsurance assumed	11,244	11,551
Payable for securities	55,073	—
Payable to parent, subsidiaries and affiliates	26,480	49,705
Derivatives	10,214	6,259
Other liabilities	19,223	46,946
Separate account liabilities	11,225,549	9,090,611

Total liabilities	20,025,446	17,992,158

Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Aggregate write-ins for other than special surplus funds	27,585	—
Surplus notes	150,000	150,000
Paid-in surplus	849,460	849,475
Special surplus	3,753	2,235
Unassigned deficit	(121,672)	(243,126)

Total capital and surplus	911,626	761,084

Total liabilities and capital and surplus	$20,937,072	$18,753,242

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$386,415	$380,506	$374,806
Annuity	3,871,445	4,161,192	3,109,527
Accident and health	70,664	55,625	55,118
Net investment income	505,584	465,217	427,355
Amortization of interest maintenance reserve	2,280	3,803	5,846
Commissions and expense allowances on reinsurance ceded	56,903	58,708	60,183
Income from fees associated with investment management, administration and contract guarantees for separate accounts	73,404	67,062	71,419
Consideration on reinsurance transaction	1,135	30,375	15,520
Other income	19,256	15,373	9,871

	4,987,086	5,237,861	4,129,645
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	303,056	307,113	282,502
Annuity benefits	92,860	98,944	62,548
Surrender benefits	2,221,500	2,727,901	2,724,328
Other benefits	14,680	15,351	17,254
Increase in aggregate reserves for policies and contracts:
Life	61,506	35,730	37,066
Annuity	71,743	1,195,782	119,658
Accident and health	4,035	70,718	310

	2,769,380	4,451,539	3,243,666
Insurance expenses:
Commissions	139,330	155,498	127,354
General insurance expenses	120,464	125,036	98,975
Taxes, licenses and fees	7,656	7,761	8,763
Net transfers to separate accounts	1,367,434	877,216	456,130
Experience refunds	31,650	8,160	45,429
Interest on surplus notes	9,375	6,250	—
Other expenses (benefits)	(9,572)	6,560	(3,848)

	1,666,337	1,186,481	732,803

Total benefits and expenses	4,435,717	5,638,020	3,976,469

Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	551,369	(400,159)	153,176
Dividends to policyholders	17	3	6

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	551,352	(400,162)	153,170
Federal income tax expense (benefit)	40,971	(25,620)	36,347

Gain (loss) from operations before net realized capital gains (losses) on investments	510,381	(374,542)	116,823
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts tranferred to/from interest maintenance reserve)	(185,003)	27,212	7,937

Net income (loss)	$325,378	$(347,330)	$124,760

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Surplus Notes	Paid-in Surplus	Special Surplus	Unassigned Surplus/ (Deficit)	Total Capital and Surplus
Balance at January 1, 2007	$2,058	$442	$—	$602,130	$2,825	$280,622	$888,077
Net income	—	—	—	—	966	123,794	124,760
Change in nonadmitted assets	—	—	—	—	—	32,372	32,372
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	12,415	12,415
Change in net unrealized foreign capital gains/losses, net of tax	—	—	—	—	—	11	11
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(13,594)	(13,594)
Change in asset valuation reserve	—	—	—	—	—	(10,695)	(10,695)
Change in net deferred income tax asset	—	—	—	—	—	(21,027)	(21,027)
Change in surplus as result of reinsurance	—	—	—	—	—	(995)	(995)
Change in surplus in separate accounts	—	—	—	—	—	2,582	2,582
Dividends to stockholders	—	—	—	—	—	(200,000)	(200,000)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	(611)	—	—	(611)

Balance at December 31, 2007	2,058	442	—	601,519	3,791	205,485	813,295
Net loss	—	—	—	—	(1,556)	(345,774)	(347,330)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	134,817	134,817
Change in net unrealized foreign capital gains/losses, net of tax	—	—	—	—	—	(20)	(20)
Change in non admitted assets	—	—	—	—	—	(45,718)	(45,718)
Change in asset valuation reserve	—	—	—	—	—	17,288	17,288
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(6,668)	(6,668)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(42,622)	(42,622)
Surplus contributed to separate account	—	—	—	—	—	(249)	(249)
Other changes in surplus in separate account statement	—	—	—	—	—	15,257	15,257
Capital contribution	—	—	—	250,000	—	—	250,000
Dividends to stockholders	—	—	—	—	—	(300,000)	(300,000)
Change in net deferred income tax asset	—	—	—	—	—	98,934	98,934
Change in surplus as result of reinsurance	—	—	—	—	—	(995)	(995)
Change in surplus notes	—	—	150,000	—	—	—	150,000
Correction of an error - Guaranteed Minimum
Withdrawal Benefits reserves	—	—	—	—	—	38,457	38,457
Correction of interest on taxes	—	—	—	—	—	368	368
Change in deferred premiums - reserve valuation change	—	—	—	—	—	(11,686)	(11,686)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	(2,044)	—	—	(2,044)

Balance at December 31, 2008	$2,058	$442	$150,000	$849,475	$2,235	$(243,126)	$761,084

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Special Surplus	Unassigned Surplus/ (Deficit)	Total Capital and Surplus
Balance at December 31, 2008	$2,058	$442	$—	$150,000	$849,475	$2,235	$(243,126)	$761,084
Cumulative effect of change in accounting principles	—	—	—	—	—	—	(5,198)	(5,198)
Net income	—	—	—	—	—	1,518	323,860	325,378
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	(129,137)	(129,137)
Change in net unrealized foreign capital gains/losses, net of tax	—	—	—	—	—	—	(3)	(3)
Change in nonadmitted assets	—	—	—	—	—	—	16,240	16,240
Change in asset valuation reserve	—	—	—	—	—	—	(5,098)	(5,098)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	22,417	22,417
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	4,577	4,577
Surplus contributed to separate account	—	—	—	—	—	—	(22)	(22)
Other changes in surplus in separate account statement	—	—	—	—	—	—	(9,257)	(9,257)
Change in net deferred income tax asset	—	—	—	—	—	—	(95,930)	(95,930)
Change in surplus as result of reinsurance	—	—	—	—	—	—	(995)	(995)
Increase in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	27,585	—	—	—	—	27,585
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	—	(15)	—	—	(15)

Balance at December 31, 2009	$2,058	$442	$27,585	$150,000	$849,460	$3,753	$(121,672)	$911,626

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007
Operating activities
Premiums collected, net of reinsurance	$4,324,182	$4,599,638	$3,556,342
Net investment income	500,581	461,860	450,723
Miscellaneous income	152,004	175,253	144,342
Benefit and loss related payments	(2,776,934)	(3,192,336)	(3,122,787)
Net transfers to separate accounts	(1,364,038)	(850,932)	(471,971)
Commissions, expenses paid and aggregate write-ins fordeductions	(311,940)	(307,351)	(265,689)
Dividends paid to policyholders	(17)	(3)	(6)
Federal and foreign income taxes recovered (paid)	36,010	(46,009)	(52,475)

Net cash provided by operating activities	559,848	840,120	238,479

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	2,337,461	2,285,133	3,515,383
Preferred stock	499	6,004	61,968
Common stock	1,153	9,081	85,304
Mortgage loans	190,321	59,130	164,207
Real estate	4,950	—	—
Other invested assets	7,481	34,149	24,243
Miscellaneous proceeds	56,901	62,843	16,332

Total investment proceeds	2,598,766	2,456,340	3,867,437

Costs of investments acquired:
Bonds	(3,674,181)	(3,079,265)	(2,991,765)
Preferred stock	(997)	(7,927)	(69,961)
Common stock	(3,462)	(3,657)	(26,536)
Mortgage loans	(1,206)	(59,840)	(277,482)
Real estate	—	(5,006)	—
Other invested assets	(7,166)	(67,664)	(41,803)
Miscellaneous applications	(148,504)	(4,781)	(11,237)

Total cost of investments acquired	(3,835,516)	(3,228,140)	(3,418,784)
Net increase in policy loans	(2,685)	(7,105)	(3,353)

Net cost of investments acquired	(3,838,201)	(3,235,245)	(3,422,137)

Net cash provided by (used in) investing activities	(1,239,435)	(778,905)	445,300

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2009	2008	2007
Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	$(158,504)	$74,461	$62,521
Borrowed funds returned	—	—	(73,684)
Dividends to stockholders	—	(300,000)	(200,000)
Capital contribution	—	250,000	—
Surplus notes	—	150,000	—
Funds withheld under reinsurance treaties with unauthorized reinsurers	840	8,223	(1,968)
Receivable from parent, subsidiaries and affiliates	(4,751)	(42,072)	19,510
Payable to parent, subsidiaries and affiliates	(23,225)	(13,258)	33,297
Other cash provided (used)	140,150	11,632	(12,581)

Net cash provided by (used in) financing and miscellaneous activities	(45,490)	138,986	(172,905)

Net increase (decrease) in cash and short-term investments	(725,077)	200,201	510,874
Cash, cash equivalents and short-term investments:
Beginning of year	940,429	740,228	229,354

End of year	$215,352	$940,429	$740,228

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, LLC. (AEGON) and minority owned by Transamerica Life Insurance Company (TLIC). Both AEGON and TLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Prior to 2008, fair value for statutory purposes was based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP was based on indexes, third party pricing services, brokers, external fund managers and internal models. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. Therefore, effective with the December 31, 2008 reporting period, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value. Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to the undiscounted estimated future cash flows.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in Other Comprehensive Income (OCI), net of applicable taxes. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, all derivatives are reported on the balance sheet at fair value. The effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value. The change in fair value for cash flow hedges is credited or charged directly to unassigned surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the separate account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily deferred tax assets, amounts recoverable from reinsurers and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received, and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Deferred Income Taxes: Effective December 31, 2009, the Company began computing deferred income taxes in accordance with Statement of Statutory Accounting Principles (SSAP) No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10, discussed in further detail in the Recent Accounting Pronouncement section of this note. Under SSAP 10R, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred income tax assets are non-admitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10 percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be recognized under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: If collateral is restricted and not available for the general use of the Company, an asset and related liability are not recorded on the balance sheet. However, if the collateral is not restricted and is available for general use, the Company is required to record the asset and related liability. Under GAAP, the asset and related liability must be recorded for collateral under the control of the Company, regardless of any restrictions on the collateral.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed a NAIC 6 designation, are reported at amortized cost using the interest method.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with a NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost, amortized cost or fair value as determined by the SVO, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. During 2009, the classification of these securities was changed by the NAIC so that they are now to be reported as bonds. Previously, hybrid securities were not classified as debt by the SVO and were reported as preferred stock. As a result, effective January 1, 2009, hybrid securities with a carrying value of $176,795 were reclassified from preferred stock to bonds. The 2008 hybrid security balances remain reported as preferred stock and have not been reclassified in the 2008 balance sheet. These securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating.

Common stocks of unaffiliated companies are reported at fair value as determined by the SVO, and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships of $3,639 and $893 for the years ended December 31, 2009 and 2008. The Company did not recognize any impairment write-down for its investments in limited partnerships at December 31, 2007. These write-downs are included in net realized capital gains (losses) within the statement of operations.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2009 and 2008, the Company excluded investment income due and accrued of $292 and $773, respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other-than-temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken for all investments other than loan-backed or structured securities, which are reduced to the present value of expected cash flows where the Company has the ability and intent to hold the security until recovery. Such reductions in carrying value are recognized as realized losses on investments.

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures are marked to fair value on a daily basis, and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Prior to 2009, the carrying values of derivative instruments were netted and presented in either the derivative asset or the derivative liability line within the balance sheet, depending upon the net balance of the derivatives at the end of the reporting period. Beginning in 2009, the Company is no longer netting the derivative asset and liability balances for reporting purposes. Reclassifications have been made to the 2008 balance sheet to conform to the 2009 presentation. As of December 31, 2009, derivatives in the amount of $46,824 and $10,214 were recognized as an asset and liability, respectively, within the financial statements. As of December 31, 2008, derivatives in the amount of $236,150 and $6,259 were recognized as a derivative asset and liability, respectively, within the financial statements.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value. With the exception of some guaranteed separate accounts, the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $2,761,937, $2,674,704 and $1,919,366, in 2009, 2008 and 2007, respectively. In addition, the Company received $73,404, $67,062 and $71,419, in 2009, 2008 and 2007, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. For more recent issues, the Company returns any portion of the final premium beyond the date of death.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.5 to 8.25 percent and mortality rates, where appropriate, from a variety of tables.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

During 2009, the Company implemented an improved valuation method for single premium group annuity (SPGA) products. The prior method approximated the reserve using a spreadsheet-based balance roll forward. The current method is a seriatim valuation using a software package capable of making these calculations. The change in valuation process resulted in a decrease in reserves in the amount of $4,577. The change in reserves has been credited directly to unassigned surplus.

During 2008, the Company updated the valuation process which included conversion to the Prophet valuation system, subject to existing contractual mirror reserving requirements. Previously, reserves were determined by applying client reported data, with a one quarter of a year lag, against current in force volumes. The new method calculates the reserves directly (using Prophet) based on the current in force. The change in valuation process resulted in an increase in reserves in the amount of $42,622, with a corresponding decrease in deferred premiums of $11,686. The change in reserves has been credited directly to unassigned surplus.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2008, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the fair value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. No stock options were issued during 2009.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid- in surplus. The Company recorded a benefit of $15, $2,049 and $926 for the years ended December 31, 2009, 2008 and 2007, respectively. In addition, the Company recorded an adjustment to surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $5 and $315 for years ended December 31, 2008 and 2007, respectively. The Company did not record an adjustment to surplus for the income tax effect related to these plans at December 31, 2009.

Recent Accounting Pronouncements

Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R. This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement temporarily replaces SSAP No. 10, Income Taxes. Under SSAP No. 10R, gross deferred tax assets (DTAs) shall be admitted in an amount equal to the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year and the lesser of the amount of adjusted gross DTAs, expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating system software and any net positive goodwill that can be offset against existing gross deferred income tax liabilities (DTLs) after considering the character. If the Company’s risk-based capital level (RBC) is above 250% where an action level could occur as a result of a trend test, the Company may elect to admit a higher amount of adjusted gross DTAs. When elected, additional DTAs are admitted for taxes paid in prior years that can be recovered through loss carryback provisions for existing temporary differences that reverse within three years of the balance sheet date and the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any positive net goodwill plus the amount of remaining gross DTAs that can be offset against DTLs after considering the character (i.e., ordinary versus capital) of the DTAs and DTLs. Prior to the adoption of SSAP No. 10R, the Company computed deferred income taxes in accordance with SSAP No. 10. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R. The cumulative effect of the election of this statement is the difference between the calculation of the admitted DTA per SSAP No. 10R and the SSAP No. 10

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

methodology at December 31, 2009. As a result of this election, surplus increased by a cumulative effect of $27,585 at December 31, 2009, which has been reflected as an aggregate write-in for other than special surplus funds on the 2009 financial statements.

Effective December 31, 2009 the Company adopted amendments to SSAP No. 9, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The guidance requires the disclosure of the date through which an entity has evaluated subsequent events and whether that date represents the date the financial statements were issued or were available to be issued. The adoption did not impact the Company’s results of operations or financial position. See Note 16 for further discussion of the Company’s consideration of subsequent events.

Effective September 30, 2009, the Company adopted SSAP No. 43R, Loan-backed and Structured Securities. This statement establishes statutory accounting principles for investments in loan-backed securities and structured securities. The SSAP supersedes SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments and paragraph 13 of SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. SSAP No. 43R changes the accounting for other-than-temporary impairments (OTTI). If the Company intends to sell a security or lacks the intent or ability to hold the security until it recovers to its amortized cost basis, the security shall be written down to its fair value. If the Company does not expect to recover the entire amortized cost basis of a security, an OTTI shall be recognized as a realized loss equal to the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the effective interest rate as outlined in the SSAP. Prior to the adoption of SSAP No. 43R, loan-backed and structured securities were accounted for in accordance with SSAP No. 43, which called for those securities to be impaired and written down using undiscounted cash flows. The cumulative effect of the adoption of this standard is the difference between the present value of expected cash flows for securities identified as having an OTTI compared with their amortized cost basis as of July 1, 2009. This change in accounting principle reduced surplus by a net amount of $7,998 ($5,198 net of tax), which includes impairments of $9,373 offset by NAIC 6 rated securities that were already reported at lower of cost or market at the time of the implementation of SSAP No. 43R of $1,375, which have been removed from the component of change in net unrealized gains/losses.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

In September 2008, the NAIC issued SSAP No. 99. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. Prior to SSAP No. 99, the Company’s investments in OTTI were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities. The Company adopted SSAP No. 99 on January 1, 2009. The adoption of this statement was accounted for prospectively and therefore there was no impact to the Company’s financials at adoption.

Reclassifications

Certain reclassifications have been made to the 2008 and 2007 financial statements to conform to the 2009 presentation.

2. Accounting Changes and Corrections of Errors

Per Actuarial Guideline 39 (AG 39), reserves are held equal to the sum of charges collected with respect to the Guaranteed Minimum Withdrawal Benefits (GMWB) in force. Until 2008, the Company held certain reserves with respect to policies that had surrendered or died. Further, such charges had accumulated with interest. The impact of the correction of the reserve valuation on this group of policies was to reduce the GMWB reserve (included within aggregate reserves for policies and contracts) and increase surplus by $38,457.

Effective January 1, 2008, the Company modified the way it recorded interest on income taxes. Prior to January 1, 2008, interest on income taxes was included as a net amount (after federal tax benefit) within federal and foreign income taxes recoverable. Effective January 1, 2008, the gross amount of interest was included in taxes, licenses, and fees due and accrued, which is part of other liabilities, and the related deferred tax asset was included in net deferred income tax asset. The Company reported an increase in unassigned surplus of $368 as of January 1, 2008 related to this change.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-term Investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Bonds and Preferred Stocks: Prior to 2008, fair values for bonds and preferred stocks were based on the price published by the SVO, if available. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. Therefore, effective December 31, 2008, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair value.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: The fair value of policy loans is assumed to equal its carrying amount.

Other Invested Assets: The financial instruments included in this category are primarily investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds. The fair values for these investments were determined predominantly by using indexes, third party pricing services, and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The carrying amounts of these items are included as a gross asset and a gross liability on the balance sheet.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Credit Default Swaps: The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type contracts, which include GICs and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts approximate their fair values.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying value of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the fair value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Surplus Notes: Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2009		2008
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments, other than affiliates	$109,752	$109,752	$841,529	$841,529
Short-term notes receivable from affiliates	105,600	105,600	98,900	98,900
Bonds, other than affiliates	7,954,681	7,864,587	6,460,209	5,627,972
Preferred stocks, other than affiliates	3,037	3,352	179,333	102,391
Common stocks, other than affiliates	3,965	3,965	1,218	1,218
Mortgage loans on real estate, other than affiliates	941,918	928,063	1,149,481	1,097,197
Other invested assets	20,931	17,965	18,493	11,654
Interest rate caps	—	—	3	3
Interest rate swaps	43,318	48,865	1,498	11,449
Currency swaps	—	—	228,372	232,068
Credit default swaps	—	29	—	—
Foreign currency forward	3,506	3,506	6,277	6,277
Policy loans	59,654	59,654	56,962	56,962
Receivable from parent, subsidiaries and affiliates	68,940	68,940	64,189	64,189
Separate account assets	11,234,250	11,140,979	9,108,569	9,078,299

Liabilities
Investment contract liabilities	6,359,618	6,286,126	6,465,498	6,394,144
Interest rate swaps	7,474	8,707	61	864
Currency swaps	1,933	1,709	2,389	8,390
Credit default swaps	338	338	13	70
Foreign currency forward	469	469	3,796	3,796
Payable to parent, subsidiaries and affiliates	26,480	26,480	49,705	49,705
Separate account annuity liabilities	10,943,999	10,986,803	8,857,910	8,789,462
Surplus notes	150,000	142,923	150,000	121,343

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Included in the Company’s financial statements are certain investment-related financial instruments that are carried at fair value on a recurring basis. The Company also holds other financial instruments that are measured at fair value on a non-recurring basis; including impaired financial instruments, such as bonds and preferred stock that are carried at the lower of cost or market. Under Statutory Accounting practice, the Company calculates the fair value of affiliated common stock based on the equity method of accounting; as such, it is not included in the fair value measurement disclosures.

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by Accounting Standards Codification 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements). The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

	a)	Quoted prices for similar assets or liabilities in active markets

	b)	Quoted prices for identical or similar assets or liabilities in non-active markets

	c)	Inputs other than quoted market prices that are observable

	d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Financial assets and liabilities measured at fair value on a recurring basis

The following table provides information as of December 31, 2009 and 2008 about the Company’s financial assets measured at fair value on a recurring basis. The Company does not have any financial liabilities measured at fair value on a recurring basis.

	2009
	Level 1	Level 2	Level 3	Total
Assets:
Equity securities	$2,270	$1,695	$—	$3,965
Short-term investments (a)	—	116,632	—	116,632
Derivative assets	—	38,383	—	38,383
Separate Account assets (b)	4,212,883	2,109,264	—	6,322,147

Total assets	$4,215,153	$2,265,974	$—	$6,481,127

	2008
	Level 1	Level 2	Level 3	Total
Assets:
Equity securities	$—	$1,218	$—	$1,218
Short-term investments (a)	—	835,160	—	835,160
Derivative assets	—	230,778	—	230,778
Separate Account assets (b)	9,078,299	—	—	9,078,299

Total assets	$9,078,299	$1,067,156	$—	$10,145,455

(a)	Short-term investments are carried at amortized cost; which approximates fair value.
(b)	Separate Account assets are carried at the net asset value provided by the fund managers.

During 2009 and 2008, the Company did not report any assets in Level 3 on a recurring basis.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Assets measured at fair value on a non-recurring basis

The Company reports certain assets at fair value on a non-recurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment). As of December 31, 2009 and 2008, the Company reported the following assets at fair value on a non-recurring basis.

Description	December 31, 2009	Level 1	Level 2	Level 3	Total Gains (Losses)

Fixed maturities	$8,467	$—	$3,645	$4,822	$(10,260)
Derivative assets	17	—	17	—	—

Description	December 31, 2008	Level 1	Level 2	Level 3	Total Gains (Losses)

Fixed maturities	$26,575	$—	$13,697	$12,878	$(22,223)
Derivative liabilities	336	—	336	—	—

Level 3 - Financial Assets

In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investment will be classified as Level 2. If not, the investments are classified as Level 3 due to the broker’s lack of transparency into the valuation process.

Bonds, which have a designation of NAIC 6, are considered to be at or near default and are carried at the lower of cost or fair value. Furthermore, beginning December 31, 2009, a new process was implemented by the NAIC to determine the designation for certain non-agency residential mortgage-backed securities (RMBS). Under this process, the designation for these securities is based on two steps. Those securities whose designation is an NAIC 6 in the first step are also carried at the lower of cost or fair value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments

The carrying amount and estimated fair value of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2009
Unaffiliated bonds:
United States Government and agencies	$621,435	$1,205	$8,079	$24,559	$590,002
State, municipal and other government	132,885	5,538	11,816	804	125,803
Hybrid securities	184,443	2,375	26,192	—	160,626
Industrial and miscellaneous	4,925,135	203,564	23,434	13,473	5,091,792
Mortgage and other asset-backed securities	2,090,783	24,706	215,129	3,996	1,896,364

	7,954,681	237,388	284,650	42,832	7,864,587
Unaffiliated preferred stocks	3,037	862	547	—	3,352

	$7,957,718	$238,250	$285,197	$42,832	$7,867,939

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$447,628	$45,077	$48	$1,163	$491,494
State, municipal and other government	90,051	1,270	17,069	9,715	64,537
Industrial and miscellaneous	3,748,637	47,806	150,776	211,354	3,434,313
Mortgage and other asset-backed securities	2,173,893	6,079	381,431	160,913	1,637,628

	6,460,209	100,232	549,324	383,145	5,627,972
Unaffiliated preferred stocks	179,333	—	48,414	28,528	102,391

	$6,639,542	$100,232	$597,738	$411,673	$5,730,363

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

At December 31, 2009 and 2008, the Company held bonds with a carrying value of $18,449 and $25,406, respectively and amortized cost of $23,110 and $45,177, respectively, that have an NAIC rating of 6 which are not considered to be other-than-temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2009 and 2008, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 336 and 444 securities with a carrying value of $1,651,066 and $2,093,248 and an unrealized loss of $285,197 and $597,739 with an average price of 82.7 and 71.4 (fair value/amortized cost). Of this portfolio, 75.83% and 86.61% were investment grade with associated unrealized losses of $188,850 and $479,883, respectively.

At December 31, 2009 and 2008, respectively, for securities in an unrealized loss position for less than twelve months, the Company held 180 and 647 securities with a carrying value of $1,491,020 and $3,160,318 and an unrealized loss of $42,832 and $411,673 with an average price of 97.1 and 87.0 (fair value/amortized cost). Of this portfolio, 99.06% and 91.40% were investment grade with associated unrealized losses of $41,954 and $336,476, respectively.

The estimated fair value of bonds and redeemable preferred stock with unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2009
Unaffiliated bonds:
United States Government and agencies	$101,550	$364,023	$465,573
State, municipal and other government	32,141	30,629	62,770
Hybrid securities	143,978	—	143,978
Industrial and miscellaneous	289,457	887,255	1,176,712
Mortgage and other asset-backed securities	798,179	166,281	964,460

	1,365,305	1,448,188	2,813,493
Unaffiliated preferred stocks	564	—	564

	$1,365,869	$1,448,188	$2,814,057

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$7,656	$164,279	$171,935
State, municipal and other government	18,407	23,975	42,382
Industrial and miscellaneous	647,063	1,879,387	2,526,450
Mortgage and other asset-backed securities	764,448	636,549	1,400,997

	1,437,574	2,704,190	4,141,764
Unaffiliated preferred stocks	57,935	44,456	102,391

	$1,495,509	$2,748,646	$4,244,155

The carrying amount and estimated fair value of bonds at December 31, 2009, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Value	Estimated Fair Value
Due in one year or less	$226,497	$230,467
Due after one year through five years	2,651,212	2,736,979
Due after five years through ten years	2,005,248	2,020,369
Due after ten years	980,941	980,408

	5,863,898	5,968,223
Mortgage and other asset-backed securities	2,090,783	1,896,364

	$7,954,681	$7,864,587

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired.

At December 31, 2009, the Company’s banking sector portfolio had investments in an unrealized loss position which had a fair value of $208,102 and a carrying value of $233,851, resulting in a gross unrealized loss of $25,749. The unrealized losses in the banking sub-sector primarily reflect the size of the Company’s holdings, low floating rate coupons on some securities, and credit spread widening due to economic weakness and market concerns that deeply subordinated securities will not be supported by governments should banks find themselves in need of state aid. Government initiatives put into place during 2008 and 2009 have been largely successful in reopening the funding markets though lending remains cautious in some countries and sectors of the economy. Many banks have benefited from both direct assistance (government capital injections, asset relief plans and government guarantees on debt) and indirect assistance (various government liquidity measures, including short-term funding facilities). Global banks remain somewhat vulnerable to ongoing asset write-downs, credit losses and weak earnings prospects that are associated with a recessionary environment. This continues to pressure subordinated and longer duration holdings. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2009.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

At December 31, 2009, the Company’s sovereign sector portfolio had investments in an unrealized loss position which had a fair value of $527,406 and a carrying value of $572,633, resulting in a gross unrealized loss of $45,227. Sovereign exposure relates to government issued securities including Dutch government bonds, US Treasury, agency and state bonds. The issuer identified as having the largest unrealized loss was US Treasuries. US Treasury interest rates rose significantly during 2009. Government fiscal and monetary policy has stabilized credit conditions across much of the world, and, as a result, the quality premium for US Treasury bonds has diminished. In addition, generally more optimistic economic sentiment and some concerns about potential future inflationary pressures have put pressure on US Treasuries. As a result, prices for US Treasury and Agency securities fell during 2009. The Company evaluated the near-term prospects of the issuer in relation to the severity and duration of the unrealized loss and does not consider the position to be impaired as of December 31, 2009.

At December 31, 2009, the Company’s ABS-small business loans portfolio had investments in an unrealized loss position which had a fair value of $101,806 and a carrying value of $139,925, resulting in a gross unrealized loss of $38,119. The unrealized loss in the ABS-small business loan portfolio is a function of decreased liquidity and increased spreads as new issuance within this sector has come to a halt. Additionally, delinquencies and losses in the collateral pools within the Company’s small business loan securitizations have increased since 2007, as a result of the overall economic slowdown. Banks and finance companies have also scaled back their lending to small businesses.

The Company’s ABS-small business loan portfolio is primarily concentrated in senior note classes. Thus, in addition to credit enhancement provided by the excess spread, reserve account, and over-collateralization, the Company’s positions are also supported by subordinated note classes. The Company’s ABS-small business loan portfolio is also primarily secured by commercial real estate, with the original loan to value (LTV) of the underlying loans typically ranging between 60-70%. As there has been no impact to the expected future cash flows within the ABS-small business loan portfolio and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider the underlying investments to be impaired as of December 31, 2009.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

At December 31, 2009, the Company’s commercial mortgage-backed securities (CMBS) portfolio had investments in an unrealized loss position which had a fair value of $283,791 and a carrying value of $327,635, resulting in a gross unrealized loss of $43,844. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The Company’s CMBS portfolio includes conduit, large loan, single borrower, collateral debt obligations (CDOs), and government agency.

All CMBS securities are monitored and modeled under base and several stress-case scenarios by asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up analysis. For non-conduit securities a CMBS asset specialist works closely with the Company’s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure. Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

Over the past 18 months, the commercial real estate market has continued to soften. As property fundamentals deteriorate, CMBS loan delinquencies have been climbing at the same time. The introduction of the 20% and 30% credit enhanced classes within the 2005-2008 vintage deals provide some offset to these negative fundamentals. Despite beginning to show signs of improvement, the lending market remains limited as lenders have become more conservative with underwriting standards, property transactions have diminished greatly, and higher mortgage spreads have curtailed borrowing. A lack of liquidity in the market combined with a broad re-pricing of risk has led to increased credit spreads across the credit classes. As the remaining unrealized losses in the CMBS portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider the underlying investments to be other-than-temporarily impaired as of December 31, 2009.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

At December 31, 2009, the Company’s residential mortgage-backed securities (RMBS) sector portfolio had investments in an unrealized loss position which had a fair value of $179,982 and a carrying value of $235,912, resulting in a gross unrealized loss of $55,930. RMBS are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS portfolio includes collateralized mortgage obligations (CMOs), government sponsored enterprise (GSE) guaranteed passthroughs, whole loan passthroughs, Alternative-A Paper MBS and negative amortization MBS.

All RMBS securities of the Company are monitored and reviewed on a monthly basis with detailed modeling completed on each portfolio quarterly. Model output is generated under base and several stress-case scenarios. RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Models incorporate external loan-level analytics to identify the riskiest securities. The results from the models are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the intent and ability to hold the security, the security is impaired to discounted cash flows.

The pace of deterioration of RMBS securities continued in early 2009, but began to stabilize in late 2009. Even with the stabilization, fundamentals in RMBS securities continue to be weak. Delinquencies and severities in property liquidations remain at an elevated level. Prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity, and the requirement for higher yields due to uncertainty, credit spreads remain elevated across the asset class. As the unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider the underlying investments to be other-than-temporarily impaired as of December 31, 2009.

At December 31, 2009, the Company’s asset-backed securities (ABS) subprime mortgages portfolio had investments in an unrealized loss position which had a fair value of $168,990 and a carrying value of $227,178, resulting in a gross unrealized loss of $58,188.

40

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Subprime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy subprime mortgages directly. The Company’s exposure to subprime mortgages is through ABS. These securities are pools of mortgages that have been securitized and offered to investors as ABS, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660 at issuance. Therefore, the ABS has been classified by the Company as a subprime mortgage position. Also included in the Company’s total subprime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have subprime FICO scores; however, the Company has included these ABS in its subprime position as it is the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

The Company became cautious of the structural aspects of the mezzanine classes in 2002 and stopped purchasing the mezzanine tranches with an original NRSRO rating at issuance of ‘A’ or lower in 2003. Beginning in 2003, the Company began actively selling mezzanine positions as market spreads tightened, continued to upgrade the portfolio and reduced relative exposure to the sector as underwriting deteriorated.

All ABS-housing securities are monitored and reviewed on a monthly basis with detailed cash flow models using the current collateral pool and capital structure on each portfolio quarterly. Model output is generated under base and several stress-case scenarios. ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. The ABS-housing models incorporate external estimates on property valuations, borrower characteristics, propensity of a borrower to default or prepay and the overall security structure. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Recent payment history, a percentage of on-going delinquency rates and a constant prepayment rate are also incorporated into the model. Once the entire pool is modeled, the results are closely analyzed by the asset specialist to determine whether or not the Company’s particular tranche or holding is at risk for payment interruption. If cash flow models indicate a credit event will impact future cash flows, and the Company does not have the intent to sell the security and does have the ability to hold the security, the security is impaired to discounted cash flows.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Fair values on the Company’s subprime mortgage portfolio have declined as the collateral pools have experienced higher than expected delinquencies and losses, further exacerbated by the impact of declining home values on borrowers using affordability products. The unrealized loss is primarily due to decreased liquidity and increased credit spreads in the market combined with significant increases in expected losses on loans within the underlying pools. Expected losses within the underlying pools are generally higher than original expectations, primarily in certain later-vintage adjustable rate mortgage loan pools, which has led to some rating downgrades in these securities.

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s subprime mortgage position at December 31, 2009:

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$235,216	$231,796	$173,609

Aggregate totals for loan-backed and structured securities with a recognized OTTI during the current reporting period are shown below, classified on the basis of the OTTI:

	Amortized Cost Basis Before OTTI	OTTI Recognized through Income
		Interest	Non-interest	Fair Value
OTTI recognized based on:
Intent to sell	$29,750	$—	$10,282	$19,468

Total OTTI on loan-backed securities	$29,750	$—	$10,282	$19,468

	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value
3rd quarter present value of cash flows expected to be less than the amortized cost basis	$41,527	$39,337	$2,190	$39,337	$21,861

4th quarter present value of cash flows expected to be less than the amortized cost basis	86,179	68,990	17,189	68,990	32,249

Aggregate total	$127,706	$108,327	$19,379	$108,327	$54,110

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The following loan-backed and structured securities which continue to be held at December 31, 2009 had a recognized OTTI during the year then ended:

CUSIP	Carrying Value Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
02148AAA4	$9,601	$9,359	$242	$9,359	$4,668	3Q 2009*
02148YAJ3	613	588	25	588	311	3Q 2009*
225470FJ7	598	588	10	588	339	3Q 2009*
225470T94	21	13	8	13	99	3Q 2009*
22942KCA6	3,391	3,129	262	3,129	1,751	3Q 2009*
86358EZU3	14,602	7,151	7,451	7,151	4,183	3Q 2009*
02148AAA4	3,706	3,581	125	3,581	1,997	3Q 2009
225470FJ7	588	567	21	567	379	3Q 2009
225470T94	199	193	6	193	111	3Q 2009
22942KCA6	1,581	1,507	74	1,507	895	3Q 2009
86358EZU3	7,151	5,743	1,408	5,743	2,085	3Q 2009
12513YAK6	2,373	767	1,606	767	472	4Q 2009
12667G5G4	11,215	10,958	257	10,958	9,524	4Q 2009
02148AAA4	8,965	8,897	68	8,897	5,470	4Q 2009
02148YAJ3	569	537	32	537	374	4Q 2009
225470FJ7	549	547	2	547	403	4Q 2009
52524YAA1	9,419	9,370	49	9,370	6,533	4Q 2009
59020UJZ9	1,030	818	212	818	294	4Q 2009
76110VTR9	13,052	9,142	3,910	9,142	8,236	4Q 2009
81744FFD4	1,348	1,216	132	1,216	244	4Q 2009
81744FDQ7	1,862	1,497	365	1,497	208	4Q 2009
86358EZU3	5,690	5,474	216	5,474	265	4Q 2009
225470T94	176	153	23	153	122	4Q 2009
225470U27	182	147	35	147	104	4Q 2009

*	The impairment amount was recorded as a part of the cumulative effect of adoption of SSAP No. 43R and was not reflected in the income statement in the current period.

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings at December 31, 2009 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Unrealized loss on securities in a continuous loss position	$226,189	$3,998
Fair value of security with continuous unrealized loss	825,280	168,785

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

As the remaining unrealized losses in the ABS-housing portfolio relate to holdings where the Company expects to receive full principal and interest and the Company does not have the intent to sell and does have the intent and ability to hold the security, the Company does not consider these underlying investments to be other-than-temporarily impaired as of December 31, 2009.

Detail of net investment income is presented below:

	Year Ended December 31
	2009	2008	2007
Income:
Bonds	$378,777	$358,302	$343,971
Preferred stocks	275	11,401	10,191
Common stocks	973	608	737
Mortgage loans on real estate	66,985	74,135	71,577
Policy loans	3,609	3,383	3,059
Cash, cash equivalents and short-term investments	7,533	12,390	11,565
Derivatives	55,872	9,395	(3,972)
Other invested assets	4,210	5,037	3,408
Other	1,961	4,341	2,999

Gross investment income	520,195	478,992	443,535
Less investment expenses	14,611	13,775	16,180

Net investment income	$505,584	$465,217	$427,355

Proceeds from sales and other disposals of bonds and preferred stocks, excluding maturities, and related gross realized gains and losses were as follows:

	Year Ended December 31
	2009	2008	2007
Proceeds	$2,164,639	$2,046,735	$3,259,934

Gross realized gains	$55,793	$36,394	$38,339
Gross realized losses	(50,872)	(49,713)	(27,046)

Net realized capital gains (losses)	$4,921	$(13,319)	$11,293

Gross realized losses include $49,705, $49,597 and $9,515, related to losses recognized on other-than-temporary declines in fair values of bonds and preferred stock for the years ended December 31, 2009, 2008 and 2007, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

At December 31, 2009 and 2008, investments with an aggregate carrying amount of $3,658 and $3,574, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains (losses) on investments and change in unrealized capital gains (losses) are summarized below:

	Realized
	Year Ended December 31
	2009	2008	2007
Bonds	$(15,570)	$(31,695)	$7,797
Preferred stocks	—	(3,148)	887
Common stocks	(1,043)	5,751	18,472
Mortgage loans on real estate	(11,866)	(1,080)	(2,702)
Real estate	(56)	—	—
Cash, cash equivalents, and short-term investments	39	25	—
Derivatives	(148,470)	55,886	(2,435)
Other invested assets	(3,676)	3,539	9,595

	(180,642)	29,278	31,614
Federal income tax effect	9,320	4,241	(12,420)
Transfer to (from) interest maintenance reserve	(13,681)	(6,307)	(11,257)

Net realized capital gains (losses) on investments	$(185,003)	$27,212	$7,937

	Change in Unrealized
	Year Ended December 31
	2009	2008	2007
Bonds	$10,964	$(19,710)	1,361
Common stocks	2,595	(13,928)	(297)
Affiliated entities	100	—	—
Mortgage loans on real estate	(7,111)	—	—
Derivatives	(192,475)	221,408	11,056
Other invested assets	(12,803)	(7,682)	1,389

Change in unrealized capital gains (losses)	$(198,730)	$180,088	$13,509

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2009	2008
Unrealized gains	$1,597	$183
Unrealized losses	(80)	(1,360)

Net unrealized gains (losses)	$1,517	$(1,177)

At December 31, 2009 and 2008, respectively, the net admitted asset value in impaired loans with a related allowance for credit losses was $35,680 and $22,578. The Company held an allowance for credit losses on mortgage loans in the amount of $7,111 and $3,030 at December 31, 2009 and 2008, respectively. The average recorded investment in impaired loans during 2009 and 2008 was $14,916 and $1,881, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2009	2008	2007
Balance at beginning of period	$3,030	$—	$—
Additions, net charged to operations	11,001	3,030	—
Reduction due to write-downs charged against the allowance	—	—	—
Recoveries in amounts previously charged off	(6,920)	—	—

Balance at end of period	$7,111	$3,030	$—

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized $266 and $1,117 of interest income on impaired loans for the years ended December 31, 2009 and 2008, respectively. The Company did not recognize interest income on impaired loans for 2007. The Company recognized $358 and $1,094 of interest income on a cash basis for the years ended December 31, 2009 and 2008, respectively. The Company did not recognize any interest income on a cash basis for the year ended December 31, 2007.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

During 2009, there were no mortgage loans that were foreclosed and transferred to real estate. During 2008, mortgage loans of $5,006 were foreclosed and transferred to real estate. At December 31, 2009 and 2008, the Company held a mortgage loan loss reserve in the AVR of $38,550 and $29,005, respectively.

The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2009	2008		2009	2008
South Atlantic	24%	23%	Office	31%	29%
Pacific	19	23	Industrial	22	20
Mountain	18	16	Retail	18	19
Middle Atlantic	10	9	Other	9	8
W. South Central	10	12	Agricultural	8	10
E. North Central	8	7	Medical	7	6
E. South Central	4	4	Apartment	5	8
W. North Central	4	3
New England	3	3

The recorded investment in restructured securities in 2009 was $8,612 and the capital losses taken as a direct result of restructures were $4,847. There were no recorded investments in restructured securities nor any capital losses taken as a direct result of restructures in 2008 or 2007. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

At December 31, 2009, the Company had ownership interests in one LIHTC Investment. The remaining years of unexpired tax credits were five and the property was not subject to regulatory review. The length of time remaining for the holding period was eight years. There are no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company recorded an impairment of $258 during 2009 for its investment in Zero Beta Fund, LLC, an affiliate. The impairment was taken because there is an intent to sell some of the underlying investments of the fund before any anticipated recovery in value would occur.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

During 2009, the Company recorded an impairment of $3,381 for its investment in Real Estate Alternatives Portfolio 2, LLC. The impairment was taken because the decline in fair value of underlying investments of the fund was deemed to be other-than-temporary.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily fair values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains (losses) from futures contracts in the amount of $(151,046), $35,005 and $2,874 for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company invests in interest rate caps to convert a particular fixed rate asset/liability into a pure floating rate asset/liability in order to meet its overall asset/liability strategy. Each mortgage loan or liability is hedged individually and the relevant terms of the loan or liability and derivative must be the same. The caps require a premium to be paid at the onset of the contract and the Company benefits from the receipt of payments should rates rise above the strike rate. A single premium is paid by the Company at the beginning of the interest rate cap/floor contracts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2009 and 2008, the Company had replicated assets with a fair value of $6,975 and $5,585, respectively, and credit default swaps with a fair value of $29 and $(56), respectively. During the years ended December 31, 2009, 2008 and 2007, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2009 and 2008, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $41,409 and $235,286, respectively.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2009, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $232.

For the years ended December 31, 2009, 2008 and 2007, the Company recorded unrealized gains of $36,852, $228,759, and $8,339, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus. The Company did not recognize any unrealized gains or losses during 2009, 2008 or 2007 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

At December 31, 2009 and 2008, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2009	2008
Interest rate and currency swaps:
Receive fixed - pay floating	$—	$2,214,000
Receive floating - pay fixed	—	113,856
Receive fixed - pay fixed	222,278	498,279
Swaps:
Receive fixed - pay floating	1,485,000	—
Receive floating - pay fixed	40,858	—
Caps	—	23,458

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $(176,809), $36,059 and $2,078, for the years ending December 31, 2009, 2008 and 2007, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Open futures contracts at December 31, 2009, and 2008, were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2009
1,220	FTSE March 2010 Futures	$103,389	$105,625
320	Nikkei March 2010 Futures	34,319	36,512
800	Russell March 2010 Futures	47,824	49,912
874	S&P 500 March 2010 Futures	242,023	242,688
December 31, 2008
4,170	FTSE March 2009 Futures	$260,305	$266,814
3000	S&P 500 March 2009 Futures	667,139	675,075
770	Nikkei March 2009 Futures	72,690	75,267
2900	Russell March 2009 Futures	135,646	144,391

5. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded. This would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

	Year Ended December 31
	2009	2008	2007
Direct premiums	$4,052,916	$4,316,638	$3,244,720
Reinsurance assumed - affiliated	132	95	151
Reinsurance assumed - unaffiliated	673,459	654,494	667,099
Reinsurance ceded - affiliated	(311,014)	(294,855)	(270,407)
Reinsurance ceded - non-affiliated	(86,969)	(79,049)	(102,112)

Net premiums earned	$4,328,524	$4,597,323	$3,539,451

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2009 and 2008 of $1,253,484 and $1,124,694, respectively.

The Company received reinsurance recoveries in the amounts of $248,374, $262,441 and $237,826, during 2009, 2008 and 2007, respectively. At December 31, 2009 and 2008, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $63,516 and $65,782, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2009 and 2008 of $1,397,114 and $1,272,337, respectively.

Effective March 31, 2009, the Company recaptured a block of in force universal life secondary guarantee risk that was ceded to Transamerica International Re (Bermuda) Ltd. (TIRe), an affiliate. Universal life secondary guarantee reserves recaptured were $22,707. The resulting pretax loss of $22,707 was included in the statement of operations.

Effective January 1, 2009, the Company entered into a reinsurance agreement with Stonebridge Life Insurance Company, an affiliate, to assume a block of business covering individual and group supplemental life and accident and health insurance products. The Company received reinsurance consideration of $1,134 and established reserves of a like amount, resulting in no gain or loss on the transaction.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Effective December 15, 2008, the Company entered into a reinsurance agreement with Stonebridge Life Insurance Company to assume certain individual and group supplemental life and accident and health insurance products issued to certain residents of the State of New York. The Company received reinsurance consideration of $102,578, paid an initial expense allowance of $77,155 and established reserves of $102,578, resulting in a pretax loss of $77,155 ($50,151 net of tax) that has been included in the statement of operations as it was deemed an economic assumption reinsurance transaction.

On December 31, 2006, the Company acquired a block of credit insurance business from an unaffiliated company. The Company received consideration of $20,198 equal to the reserves and unearned premium assumed, and paid a commission expense allowance of $10,055, netting to a pre-tax loss of $10,055 ($6,535 net of tax) reflected in the statement of operations. Adjustments of $301 and $15,520 were made during 2008 and 2007, respectively, to true up to actual 2006 reserve balances.

During 2002, the Company entered into a reinsurance transaction with TIRe. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus. The Company has amortized $995 into earnings during 2009, 2008 and 2007 with a corresponding charge to unassigned surplus.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate, which merged into TLIC, an affiliate, effective October 1, 2008. The Company recorded goodwill of $14,280 related to this transaction which was non-admitted. The related amortization was $1,433 during 2009, 2008 and 2007. Chapter 311 of the New York Laws of 2008, which became effective in July of 2008, includes a provision allowing goodwill to be an admitted asset in financial statements filed subsequent to the effective date. The Company recorded $2,016 and $3,531 of goodwill at December 31, 2009 and 2008, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes

The net deferred income tax asset at December 31, 2009 and 2008 and the change from the prior year are comprised of the following components:

	Demember 31
	2009			2008
	Ordinary	Capital	Total	Total	Change
Total gross deferred income tax assets	$80,657	$33,377	$114,034	$116,138	$(2,104)
Statutory valuation allowance adjustment	—	—	—	—	—

Adjusted gross deferred income tax assets	80,657	33,377	114,034	116,138	(2,104)
Total deferred income tax liabilities	22,990	11,226	34,216	12,779	21,437

Net deferred income tax asset	57,667	22,151	79,818	103,359	(23,541)
Deferred income tax asset nonadmitted	29,275	4,998	34,273	81,129	(46,856)

Admitted net deferred income tax asset	$28,392	$17,153	$45,545	$22,230	$23,315

The main components of deferred income tax amounts are as follows:

	December 31
	2009	2008	Change
Deferred income tax assets
Investments	$35,291	$25,149	$10,142
Proxy DAC	26,753	26,939	(186)
Reserves	49,113	52,191	(3,078)
Reinsurance in unauthorized companies	1,394	6,813	(5,419)
Other	1,483	5,046	(3,563)

Total gross deferred income tax assets	114,034	116,138	(2,104)
Statutory valuation allowance adjustment	—	—	—

Total adjusted gross deferred income tax assets	114,034	116,138	(2,104)

Deferred income tax assets nonadmitted	34,273	81,129	(46,856)

Total admitted deferred income tax assets	79,761	35,009	44,752

Deferred income tax liabilities
§807(f) adjustment	4,252	3,573	679
Investments	25,156	9,113	16,043
Separate account adjustments	3,924	—	3,924
Other	884	93	791

Total deferred income tax liabilities	34,216	12,779	21,437

Net admitted deferred income tax asset	$45,545	$22,230	$23,315

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2009 and 2008.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

The change in net deferred income tax assets is as follows:

	December 31
	2009			2008
	Ordinary	Capital	Total	Total	Change
Net deferred income tax asset	$57,667	$22,151	$79,818	$103,359	$(23,541)

Tax effect of unrealized gains (losses)					(69,590)
Prior period adjustment - unrealized gains (losses)					(2,799)

Change in net deferred income tax asset					$(95,930)

	December 31
	2008	2007	Change
Net deferred income tax asset	$103,359	$49,716	$53,643

Tax effect of unrealized gains (losses)			45,291

Change in net deferred income tax asset			$98,934

Nonadmitted deferred income tax assets increased (decreased) by $(46,856), $46,517 and $(19,365) in 2009, 2008 and 2007, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

As discussed in Note 1, the Company has elected to admit deferred income tax assets pursuant to SSAP No. 10R, paragraph 10.e. for the 2009 reporting period. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 10R is as follows:

	December 31
	2009			2008
	Ordinary	Capital	Total	Total	Change
Admitted under paragraph 10.a.	$11,394	$1,545	$12,939	$22,230	$(9,291)
Admitted under paragraph 10.b.i.	—	5,021	5,021	—	5,021
Admitted under paragraph 10.b.ii.	—	—	—	—	—
Admitted under paragraph 10.c.	22,990	11,226	34,216	12,779	21,437

Total admitted under paragraph 10.a.-10.c.	$34,384	$17,792	$52,176	$35,009	$17,167

Admitted under paragraph 10.e.i.	$28,391	$1,545	$29,936
Admitted under paragraph 10.e.ii.a.	—	15,609	15,609
Admitted under paragraph 10.e.ii.b.	—	—	—
Admitted under paragraph 10.e.iii.	22,990	11,226	34,216

Total admitted under paragraph 10.e.i.-10.e.iii.	$51,381	$28,380	$79,761

Total increased admitted deferred income tax asset	$16,997	$10,588	$27,585

Risk-Based Capital Summary:	Under 10.a.-10.c.	Under 10.e.	Change

Admitted deferred income tax assets	$17,960	$45,545	$27,585
Admitted assets	20,909,487	20,937,072	27,585
Statutory surplus	884,042	911,627	27,585
Total adjusted capital	973,031
Authorized control level	117,466

•	10.a. – Federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year
•	10.b.i. – Adjusted gross DTAs, after the application of 10.a., expected to be realized within one year
•	10.b.ii. – 10% of adjusted statutory capital and surplus as shown on most recently filed statement
•	10.c. – Adjusted gross DTAs, after the application of 10.a. and 10.b., that can be offset against gross DTLs after considering the character of the DTAs and DTLs
•

10.d. – If the reporting entity’s financial statements and risk-based capital (RBC) calculated using an admitted adjusted gross DTA as the sum of 10.a., 10.b., and 10.c. results in the Company’s RBC level being above the maximum RBC level where an action level could occur as a result of the trend test (i.e., 250%); then the Company may elect to admit a higher amount of adjusted gross DTAs as calculated in paragraph 10.e.

•

10.e.i. – Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years

•	10.e.ii.(a) – Adjusted gross DTAs, after the application of 10.e.i, expected to be realized within three years
•	10.e.ii.(b) – 15% of adjusted statutory capital and surplus as shown on most recently filed statement
•	10.e.iii. – Adjusted gross DTAs, after the application of 10.e.i. and 10.e.ii., that can be offset against DTLs after considering the character of the DTAs and DTLs

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

Current year income taxes incurred consist of the following major components:

	Year Ended December 31
	2009	2008
Current year tax expense (benefit) on operations	$28,038	$(27,470)
Tax credits	(2,186)	(2,255)
Prior year adjustments	15,119	4,105

Tax expense (benefit) on operations	40,971	(25,620)
Current year tax benefit on capital gains (losses)	(11,440)	(4,241)
Prior year adjustments	2,120	—

Tax benefit on capital gains (losses)	(9,320)	(4,241)

Current income taxes incurred	$31,651	$(29,861)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2009	2008	2007
Current income taxes incurred	$31,651	$(29,861)	$48,767
Change in deferred income taxes
(without tax on unrealized gains and losses)	95,930	(98,934)	21,027

Total income tax reported	$127,581	$(128,795)	$69,794

Income before taxes	$370,710	$(370,884)	$184,786
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$129,749	$(129,809)	$64,675

Increase (decrease) in actual tax reported resulting from:
a. Dividends received deduction	$(3,298)	$(2,972)	$(3,056)
b. Tax credits	(2,187)	(2,255)	(2,028)
c. Tax-exempt income	(22)	—	—
d. Tax adjustment for IMR	(798)	(1,331)	(2,046)
e. Surplus adjustment for in-force ceded	(348)	(348)	(348)
f. Nondeductible expenses	(80)	123	103
g. Deferred tax benefit on other items in surplus	9,321	11,614	10,692
h. Provision to return	(387)	(2,623)	(946)
i. Dividends from certain foreign corporations	42	54	—
j. Prior period adjustments	(4,242)	(2,717)	4,680
k. Other	(169)	1,469	(1,932)

Total income tax reported	$127,581	$(128,795)	$69,794

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written agreement. Under the terms of the agreement, allocations are based upon separate return calculations. The Company is entitled to recoup federal income taxes paid in the event of future losses and credits to the extent the losses and credits reduce the greater of the Company’s separately computed tax liability or the consolidated group’s tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event of future losses and credits to the extent the losses and credits reduce the greater of the Company’s separately computed tax liability or the consolidated group’s tax liability in any carryback or carryforward year when so applied. Intercompany tax balances are settled within 30 days of payment to or filing with the Internal Revenue Service.

The Company incurred income taxes during 2009, 2008 and 2007 of $25,851, $227 and $40,406, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2009 and 2008 is $1,739 and $1,608 respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $1,739. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes for the year ended December 31, 2009 and 2008 is $77 and $75 respectively. The total interest payable balance as of December 31, 2009 and 2008 is $152 and $75 respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for the years 2001 through 2004 and 2005 through 2006 have been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions. An examination is currently underway for the years 2007 and 2008.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2009, 2008 and 2007, premiums for life participating policies were $(2), $(12) and $516, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $17, $3 and $6 to policyholders during 2009, 2008 and 2007, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds relates to liabilities established on a variety of the Company’s annuity and deposit fund products.

There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2009		2008
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal with adjustment:
With market value adjustment	$1,021,245	6%	$1,115,755	7%
At book value less surrender charge of 5% or more	2,441,256	13	1,946,451	12
At fair value	4,911,137	27	3,704,078	23

Total with adjustment or at market value	8,373,638	46	6,766,284	42
At book value without adjustment (minimal or no charge or adjustment)	2,814,329	16	3,206,559	20

Not subject to discretionary withdrawal provision	6,865,711	38	6,074,013	38

Total annuity reserves and deposit liabilities	18,053,678	100%	16,046,856	100%
Less reinsurance ceded	2,201		2,596

Net annuity reserves and deposit liabilities	$18,051,477		$16,044,260

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2009 and 2008 is as follows:

	Nonindexed Guaranteed Less Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2009	$1,747,886	$1,014,078	$2,761,964

Reserves at December 31, 2009 for separate accounts with assets at:
Fair value	$1,971,913	$4,319,558	$6,291,471
Amortized cost	4,699,988	—	4,699,988

Total	$6,671,901	$4,319,558	$10,991,459

Reserves for separate accounts by withdrawal characteristics at December 31, 2009:
Subject to discretionary withdrawal:
With market adjustment	$148,997	$—	$148,997
At book value without market value adjustment and with current surrender charge of 5% or more	55,993	—	55,993
At fair value	634,536	4,319,558	4,954,094
At book value without market value adjustment and with current surrender charge of less than 5%	76,813	—	76,813

Subtotal	916,339	4,319,558	5,235,897
Not subject to discretionary withdrawal	5,755,562	—	5,755,562

Total separate account reserves at December 31, 2009	$6,671,901	$4,319,558	$10,991,459

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	Nonindexed Guaranteed Less Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2008	$1,533,986	$1,140,718	$2,674,704

Reserves at December 31, 2008 for separate accounts with assets at:
Fair value	$2,148,371	$3,163,347	$5,311,718
Amortized cost	3,587,963	—	3,587,963

Total	$5,736,334	$3,163,347	$8,899,681

Reserves for separate accounts by withdrawal characteristics at December 31, 2008:
Subject to discretionary withdrawal:
With market adjustment	$206,579	$—	$206,579
At book value without market value adjustment and with current surrender charge of 5% or more	59,153	—	59,153
At fair value	580,836	3,163,347	3,744,183
At book value without market value adjustment and with current surrender charge of less than 5%	81,149	—	81,149

Subtotal	927,717	3,163,347	4,091,064
Not subject to discretionary withdrawal	4,808,617	—	4,808,617

Total separate account reserves at December 31, 2008	$5,736,334	$3,163,347	$8,899,681

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2009	2008	2007
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$2,762,019	$2,674,931	$1,919,377
Transfers from separate accounts	(1,394,549)	(1,797,526)	(1,463,101)

Net transfers from (to) separate accounts	1,367,470	877,405	456,276

Other reconciling adjustments	(36)	(189)	(146)

Net transfers as reported in the Summary of Operations of the Company	$1,367,434	$877,216	$456,130

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43). AG 43 specifies statutory reserve requirements for variable annuity contracts with guarantees (VACARVM) and related products. It replaces Actuarial Guidelines 34 and 39. The AG 43 reserve calculation included variable annuity products issued after January 1, 1981. Covered products include variable annuities with and without benefit guarantees. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits, and guaranteed payout annuity floors. The Aggregate Reserve for contracts falling within the scope of AG 43 is equal to the Conditional Tail Expectation (CTE) Amount, but not less than the Standard Scenario Amount (SSA). The Company reported a decrease in reserves and an increase in net income of $41,643 at December 31, 2009, related to the adoption of AG 43 and changes in underlying assumptions.

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The Standard Scenario amount was determined using the assumptions and methodology prescribed in AG 43 for determining the Standard Scenario.

During 2008, for Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1,000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

During 2008, for Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

At December 31, 2009 and 2008, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit

2009	Guaranteed Minimum Withdrawal Benefit	$6,613,296	$115,998	$—
2008	Guaranteed Minimum Withdrawal Benefit	5,825,448	519,580	—

At December 31, 2009 and 2008, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit

2009	Guaranteed Minimum Death Benefit	$1,381,282	$6,573	$2,201
2008	Guaranteed Minimum Death Benefit	1,246,209	9,827	2,595

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2009 and 2008, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading are as follows:

	Gross	Loading	Net
December 31, 2009
Life and annuity:
Ordinary first-year business	$412	$249	$163
Ordinary renewal business	138,776	1,515	137,261
Group life business	620	167	453
Credit life	296	—	296
Reinsurance ceded	(67,480)	—	(67,480)

Total life and annuity	72,624	1,931	70,693
Accident and health	3,143	—	3,143

	$75,767	$1,931	$73,836

	Gross	Loading	Net
December 31, 2008
Life and annuity:
Ordinary first-year business	$339	$281	$58
Ordinary renewal business	129,017	1,732	127,285
Group life business	727	146	581
Credit life	244	—	244
Reinsurance ceded	(61,623)	—	(61,623)

Total life and annuity	68,704	2,159	66,545
Accident and health	3,210	—	3,210

	$71,914	$2,159	$69,755

At December 31, 2009 and 2008, the Company had insurance in force aggregating $148,747,352 and $117,037,402, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $61,291 and $64,380 to cover these deficiencies at December 31, 2009 and 2008, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by the Company’s divisional actuaries using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2009 and 2008 was $410 and $449, respectively.

The Company incurred $990 and paid $1030 of claim adjustment expenses during 2009, of which $511 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $1,027 and paid $932 of claim adjustment expenses during 2008, of which $392 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years during 2009 or 2008.

8. Capital and Surplus

As of December 31, 2009, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. AEGON USA, LLC owns 38,609 shares and Transamerica Life Insurance Company owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2009 was $430. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company received capital contributions of $218,500 and $31,500 from its parent companies, AEGON USA, LLC and Transamerica Life Insurance Company, respectively, on December 30, 2008. No capital contributions were received in 2009 or 2007.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Capital and Surplus (continued)

The Company did not pay any dividends in 2009. On May 2, 2008, the Company paid a common stock dividend of $300,000 to its parent companies, AEGON USA, LLC and Transamerica Occidental Life Insurance Company (TOLIC). TOLIC was subsequently merged into Transamerica Life Insurance Company. AEGON USA, LLC received $262,200 and TOLIC received $37,800. On December 19, 2007, the Company paid preferred and common stock dividends of $3,410 and $196,590, respectively, which were approved by the Department of Insurance of the State of New York. AEGON USA, LLC and TOLIC received a preferred stock dividend of $2,980 and $430, respectively, and common stock dividends of $171,820 and $24,770, respectively.

On May 2, 2008, the Company received $150,000 from AEGON USA, LLC in exchange for surplus notes. The Company received prior approval from the Superintendent of Insurance of the New York Department of Insurance prior to the issuance of the surplus note, as well as the December 31, 2009 and 2008 interest payments. These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the surplus note at December 31, 2009 and 2008 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2009	$150,000	$9,375	$15,625	$—
2008	150,000	6,250	6,250	$—

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of $91,163 without the prior approval of insurance regulatory authorities in 2010.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Capital and Surplus (continued)

The Company held special surplus funds in the amount of $3,753 and $2,235, as of December 31, 2009 and 2008, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

Life and health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2009, the Company meets the minimum RBC requirements.

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security. Cash received is reinvested and is not available for general corporate purposes.

At December 31, 2009 and December 31, 2008, respectively, securities in the amount of $242,764 and $389,490 were on loan under security lending agreements. At December 31, 2009 and 2008, the collateral the Company received from securities lending was in the form of cash and on open terms. At December 31, 2009, cash collateral reinvested has a fair value of $247,770.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for 2009, 2008 and 2007 was $8, $7 and $7, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Retirement and Compensation Plans (continued)

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $5 was allocated each year for 2009, 2008 and 2007.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2009, 2008 and 2007 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for the years ended 2009, 2008 and 2007.

11. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Related Party Transactions (continued)

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2009, 2008 and 2007, the Company paid $22,645, $24,960 and $24,042, respectively, for these services, which approximates its costs to the affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $696, $682 and $530 for these services during 2009, 2008 and 2007, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $4,768, $6,351, and $654 for the years ended December 31, 2009, 2008, and 2007, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2009, 2008 and 2007, the Company paid (received) net interest of $(58), $1 and $(174), respectively, to affiliates. At December 31, 2009, 2008 and 2007, the Company has a net amount of $42,460 due from, $14,484 due from and $40,846 due to affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Related Party Transactions (continued)

At December 31, 2009 and 2008, the Company had short-term notes receivable of $105,600 and $98,900 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Investors Warranty of America, Inc.	$30,100	June 29, 2010	0.30%
AEGON USA, LLC	30,100	September 15, 2010	0.25%
AEGON USA, LLC	30,000	September 29, 2010	0.25%
AEGON USA, LLC	15,400	November 25, 2010	0.22%

Receivable from	Amount	Due By	Interest Rate
AEGON USA, LLC	$2,600	August 29, 2009	2.44%
AEGON USA, LLC	30,800	October 24, 2009	5.95%
AEGON USA, LLC	35,900	October 29, 2009	5.95%
AEGON USA, LLC	29,600	November 3, 2009	2.70%

12. Managing General Agents

For years ended December 31, 2009, 2008 and 2007, the Company had $24,816, $33,074 and $47,145, respectively, of direct premiums written by The Vanguard Group, Inc. For the years ended December 31, 2009, 2008 and 2007, the Company had $6,638, $6,707 and $5,828, respectively, of direct premiums written by Vision Financial Corp. For the years ended December 31, 2009, 2008 and 2007, the Company had $8,775, $9,955 and $9,420, respectively, of direct premiums written by Benefit Marketing Systems, Inc. For the years ended December 31, 2009, 2008 and 2007, the Company had $39, $36 and $42, respectively, of direct premiums written by League Insurance Agency.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Managing General Agents (continued)

Information regarding these entities is as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and Income Annuities	C,B,P,U	$24,816

Vision Financial Corp. 17 Church Street P.O. Box 506 Keene, NH 03431-0506	02-0430860	No	Universal Life	Full service w/o claims	$8,775

Benefit Marketing Systems, Inc. 1705 W. Northwest Hwy, Ste 140 Grapevine, TX 76051	58-2022585	No	Universal Life	Full service w/o claims	$6,638

League Insurance Agency/CUNA Mutual Group 14 Business Park Branford, CT 06405	06-0898852	No	Long-term Care	Premium Collection	$39

C-	Claims Payment
B-	Binding Authority
P-	Premium Collection
U-	Underwriting

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to plan sponsors totaling $181,013 and $177,647 as of December 31, 2009 and 2008, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium, which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $1,000 and $8,083 at December 31, 2009 and 2008, respectively.

The Company has contingent commitments for $19,381 and $21,913, at December 31, 2009 and 2008, respectively, for joint ventures, partnerships and limited liability companies. There were no LIHTC commitments as of December 31, 2009 or 2008.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2009 and 2008, the Company has pledged invested assets with a carrying value of $40,628 and $244,814, respectively, and fair value of $38,059 and $228,267, respectively, in conjunction with these transactions. Also, in conjunction with the derivative transactions, cash in the amount of $37,127 and $129,229 and securities in the amount of $6,798 and $92,780 were posted to the Company as of December 31, 2009 and 2008, respectively, which were not included in the financials of the Company.

There were no securities being acquired on a “to be announced” (TBA) basis at December 31, 2009 or 2008.

Private placement commitments outstanding as of December 31, 2009 were $10,000. There were no private placement commitments outstanding at December 31, 2008.

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position or results of operations.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $783 with no offsetting premium tax benefit, at December 31, 2009 and 2008 for its estimated share of guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $(42), $66 and $73 for the years ended December 31, 2009, 2008 and 2007, respectively.

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2009 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain/(Loss)
Bonds:
NAIC 3	0	$—	$—	$—
NAIC 4	0	—	—	—
NAIC 5	0	—	—	—
NAIC 6	1	5	5	(2)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

15. Reconciliation to Statutory Statement

The 2008 Annual Statement did not include the appropriate tax effect on both the mark to market income on a derivative and the associated statutory and tax reserves related to the Company’s variable annuities as of December 31, 2008. This item was adjusted for in the 2008 financial statements, as discussed further below, and was corrected through federal income tax expense in the 2009 Annual Statement. There were no reconciling items at December 31, 2007 or for the years then ended. The reconciling items as of December 31, 2009 are as follows:

December 31, 2009
Statement of Operations:
Statutory net income as reported in the Company’s Annual Statement of Operations:	$274,899
Increase federal income tax benefit	50,479

Total statutory net income (loss) per financial statements	$325,378

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

15. Reconciliation to Statutory Statement (continued)

The following is a reconciliation of amounts previously reported to the Department of Insurance of the State of New York in the 2008 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31, 2008
Balance Sheet:
Assets as reported in the Company’s Annual Statement	$18,792,373
Reduce current federal income tax recoverable	(50,479)
Increase admissible deferred income tax asset	5,089
Effect of change in presentation of derivatives	6,259

Assets as reported in the accompanying audited statutory-basis balance sheet	$18,753,242

Liabilities as reported in the Company’s Annual Statement	$17,985,899
Adjust current federal income tax payable	—
Effect of change in presentation of derivatives	6,259

Liabilities as reported in the accompanying audited statutory-basis balance sheet	$17,992,158

Capital and surplus as reported in the company’s Annual Statement	$806,474
Reduce federal income tax benefit	(50,479)
Increase admissible deferred income tax asset	5,089

Total capital and surplus as reported in the accompanying audited statutory-basis balance sheet	$761,084

Statement of Operations:
Statutory net loss as reported in the Company’s Annual Statement of Operations:	$(296,851)
Reduce federal income tax benefit	(50,479)

Total statutory net income (loss) per financial statements	$(347,330)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 9, 2010, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). As of April 9, 2010, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2009.

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2009

SCHEDULE I
Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States government and government agencies and authorities	$714,636	$683,006	$714,626
States, municipalities and political subdivisions	40,661	42,309	40,661
Foreign governments	124,929	117,618	124,929
Public utilities	184,443	160,626	184,443
All other corporate bonds	6,890,022	6,861,029	6,890,022
Preferred stocks	3,037	3,352	3,037

Total fixed maturities	7,957,728	7,867,940	7,957,718

Equity securities
Common stocks:
Public utilities	—	—	—
Industrial, miscellaneous and all other	2,731	3,965	3,965

Total common stocks	2,731	3,965	3,965

Mortgage loans on real estate	941,918		941,918
Real estate	—		—
Policy loans	59,654		59,654
Other long-term investments	82,683		82,683
Cash, cash equivalents and short-term investments	109,752		109,752
Derivatives	—		—

Total investments	$9,154,466		$9,155,690

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2009
Individual life	$1,052,077	$—	$69,075	$371,689	$67,185	$338,255	$127,354
Individual health	21,812	7,057	9,701	35,931	2,351	19,149	12,099
Group life and health	109,798	1,865	6,648	49,459	6,777	35,255	11,910
Annuity	6,934,802	—	616	3,871,445	429,271	2,376,721	1,514,974

	$8,118,489	$8,922	$86,040	$4,328,524	$505,584	$2,769,380	$1,666,337

Year ended December 31, 2008
Individual life	$997,862	$—	$76,459	$366,364	$63,465	$346,643	$125,394
Individual health	20,332	8,751	10,311	33,458	2,345	20,831	14,978
Group life and health	98,158	1,964	6,368	36,309	4,079	100,428	8,847
Annuity	6,867,636	—	558	4,161,192	395,328	3,983,637	1,037,262

	$7,983,988	$10,715	$93,696	$4,597,323	$465,217	$4,451,539	$1,186,481

Year ended December 31, 2007
Individual life	$924,646	$—	$84,675	$362,636	$61,817	$303,227	$157,932
Individual health	18,044	10,862	9,653	33,874	2,306	21,645	14,679
Group life and health	23,394	1,051	4,691	33,415	1,661	21,392	8,625
Annuity	5,710,310	—	328	3,109,526	361,571	2,897,402	551,202

	$6,676,394	$11,913	$99,347	$3,539,451	$427,355	$3,243,666	$732,438

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2009
Life insurance in force	$14,300,336	$198,447,986	$282,803,169	$98,655,519	287%

Premiums:
Individual life	$112,794	$396,792	$655,687	$371,689	176%
Individual health	37,442	552	(959)	35,931	-3%
Group life and health	44,044	431	5,846	49,459	12%
Annuity	3,858,636	208	13,017	3,871,445	0%

	$4,052,916	$397,983	$673,591	$4,328,524	16%

Year ended December 31, 2008
Life insurance in force	$12,267,406	$194,169,113	$284,149,798	$102,248,091	278%

Premiums:
Individual life	$108,629	$373,442	$631,177	$366,364	172%
Individual health	32,624	124	958	33,458	3%
Group life and health	32,666	48	3,691	36,309	10%
Annuity	4,142,719	290	18,763	4,161,192	0%

	$4,316,638	$373,904	$654,589	$4,597,323	14%

Year ended December 31, 2007
Life insurance in force	$11,199,289	$184,378,157	$281,884,603	$108,705,735	259%

Premiums:
Individual life	$94,030	$371,975	$640,579	$362,634	177%
Individual health	32,756	155	1,273	33,874	4%
Group life and health	31,438	51	2,029	33,416	6%
Annuity	3,086,496	338	23,369	3,109,527	1%

	$3,244,720	$372,519	$667,250	$3,539,451	19%

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Year Ended December 31, 2009

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Financial Statements

Year Ended December 31, 2009

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the Vanguard Variable Annuity Plan,

Transamerica Financial Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Transamerica Financial Life Insurance Company Separate Account B (the Separate Account) (comprised of the Money Market, Total Bond Market Index, Balanced, Equity Index, Growth, Equity Income, International, High Yield Bond, Small Company Growth, Mid-Cap Index, Short-Term Investment Grade, Diversified Value, REIT Index, Total Stock Market Index, and Capital Growth subaccounts), at December 31, 2009, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Financial Life Insurance Company Separate Account B at December 31, 2009, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 28, 2010

3

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2009

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount	Growth Subaccount
Assets
Investment in securities:
Number of shares	69,675,783.930	5,707,465.803	3,724,352.409	2,464,450.734	1,447,193.273

Cost	$69,675,784	$64,327,763	$65,953,339	$59,185,170	$17,582,227

Investments in mutual funds, Level 1 quoted prices at net asset value	$69,675,784	$67,176,873	$64,617,514	$52,024,555	$17,178,184
Receivable for units sold	9	—	1	16	—

Total assets	69,675,793	67,176,873	64,617,515	52,024,571	17,178,184

Liabilities
Payable for units redeemed	—	—	—	—	—

	$69,675,793	$67,176,873	$64,617,515	$52,024,571	$17,178,184

Net Assets:
Deferred annuity contracts terminable by owners	$69,675,793	$67,176,873	$64,617,515	$52,024,571	$17,178,184

Total net assets	$69,675,793	$67,176,873	$64,617,515	$52,024,571	$17,178,184

Accumulation units outstanding	36,413,775	2,217,812	1,316,008	1,311,078	866,212

Accumulation unit value	$1.91345	$30.28970	$49.10117	$39.68075	$19.83139

See accompanying notes.

4

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2009

	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount	Small Company Growth Subaccount	Mid-Cap Index Subaccount
Assets
Investment in securities:
Number of shares	1,753,855.568	3,132,654.198	2,148,694.816	2,073,621.006	2,021,800.252

Cost	$29,922,770	$58,281,817	$13,373,182	$33,744,109	$30,887,796

Investments in mutual funds, Level 1 quoted prices at net asset value	$23,256,125	$50,310,426	$16,029,263	$27,910,939	$24,302,039
Receivable for units sold	—	1	—	—	—

Total assets	23,256,125	50,310,427	16,029,263	27,910,939	24,302,039

Liabilities
Payable for units redeemed	—	—	1	—	—

	$23,256,125	$50,310,427	$16,029,262	$27,910,939	$24,302,039

Net Assets:
Deferred annuity contracts terminable by owners	$23,256,125	$50,310,427	$16,029,262	$27,910,939	$24,302,039

Total net assets	$23,256,125	$50,310,427	$16,029,262	$27,910,939	$24,302,039

Accumulation units outstanding	676,671	1,860,001	801,582	981,165	1,109,407

Accumulation unit value	$34.36846	$27.04861	$19.99703	$28.44675	$21.90544

See accompanying notes.

5

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2009

	Short-Term Investment- Grade Subaccount	Diversified Value Subaccount	REIT Index Subaccount	Total Stock Market Index Subaccount
Assets
Investment in securities:
Number of shares	4,554,343.478	1,513,483.618	1,910,382.687	1,462,850.105

Cost	$47,002,255	$21,692,440	$21,007,514	$34,730,858

Investments in mutual funds, Level 1 quoted prices at net asset value	$48,913,649	$17,480,736	$15,856,176	$31,787,733
Receivable for units sold	1	—	—	1

Total assets	48,913,650	17,480,736	15,856,176	31,787,734

Liabilities
Payable for units redeemed	—	—	—	—

	$48,913,650	$17,480,736	$15,856,176	$31,787,734

Net Assets:
Deferred annuity contracts terminable by owners	$48,913,650	$17,480,736	$15,856,176	$31,787,734

Total net assets	$48,913,650	$17,480,736	$15,856,176	$31,787,734

Accumulation units outstanding	3,026,903	1,123,653	635,671	2,207,564

Accumulation unit value	$16.15964	$15.55706	$24.94399	$14.39946

See accompanying notes.

6

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2009

Capital Growth Subaccount
Assets
Investment in securities:
Number of shares	920,242.792

Cost	$14,630,338

Investments in mutual funds, Level 1 quoted prices at net asset value	$13,840,452
Receivable for units sold	—

Total assets	13,840,452

Liabilities
Payable for units redeemed	1

$13,840,451

Net Assets:
Deferred annuity contracts terminable by owners	$13,840,451

Total net assets	$13,840,451

Accumulation units outstanding	743,728

Accumulation unit value	$18.60956

See accompanying notes.

7

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2009

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount
Net investment income (loss)
Income:
Dividends	$590,063	$2,475,531	$2,456,531	$1,201,468
Expenses:
Administrative, mortality and expense risk charge	266,529	180,463	167,133	132,255

Net investment income (loss)	323,534	2,295,068	2,289,398	1,069,213

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	841,028
Proceeds from sales	51,850,516	7,532,636	6,252,463	7,050,836
Cost of investments sold	51,850,516	7,437,925	6,834,803	12,956,947

Net realized capital gains (losses) on investments	—	94,711	(582,340)	(5,065,083)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	1,932,465	(11,124,839)	(22,083,569)
End of period	—	2,849,110	(1,335,825)	(7,160,615)

Net change in unrealized appreciation/depreciation of investments	—	916,645	9,789,014	14,922,954

Net realized and unrealized capital gains (losses) on investments	—	1,011,356	9,206,674	9,857,871

Increase (decrease) in net assets from operations	$323,534	$3,306,424	$11,496,072	$10,927,084

See accompanying notes.

8

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2009

	Growth Subaccount	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount
Net investment income (loss)
Income:
Dividends	$160,658	$1,030,894	$1,463,450	$1,268,594
Expenses:
Administrative, mortality and expense risk charge	44,968	60,223	116,208	42,337

Net investment income (loss)	115,690	970,671	1,347,242	1,226,257

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	60,136	—	—
Proceeds from sales	3,535,413	3,166,198	3,698,014	9,053,441
Cost of investments sold	3,541,216	5,068,561	4,824,348	11,865,734

Net realized capital gains (losses) on investments	(5,803)	(1,842,227)	(1,126,334)	(2,812,293)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(4,923,800)	(10,614,798)	(21,975,587)	(3,529,328)
End of period	(404,043)	(6,666,645)	(7,971,391)	2,656,081

Net change in unrealized appreciation/depreciation of investments	4,519,757	3,948,153	14,004,196	6,185,409

Net realized and unrealized capital gains (losses) on investments	4,513,954	2,105,926	12,877,862	3,373,116

Increase (decrease) in net assets from operations	$4,629,644	$3,076,597	$14,225,104	$4,599,373

See accompanying notes.

9

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2009

	Small Company Growth Subaccount	Mid-Cap Index Subaccount	Short-Term Investment- Grade Subaccount	Diversified Value Subaccount
Net investment income (loss)
Income:
Dividends	$228,441	$337,946	$1,362,790	$689,137
Expenses:
Administrative, mortality and expense risk charge	66,920	58,715	110,366	46,425

Net investment income (loss)	161,521	279,231	1,252,424	642,712

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	844,866	165,275	—
Proceeds from sales	3,480,012	3,003,414	4,049,922	4,030,803
Cost of investments sold	5,407,410	4,430,763	4,135,669	5,888,611

Net realized capital gains (losses) on investments	(1,927,398)	(582,483)	79,528	(1,857,808)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(15,301,360)	(13,721,094)	(1,186,912)	(9,089,887)
End of period	(5,833,170)	(6,585,757)	1,911,394	(4,211,704)

Net change in unrealized appreciation/depreciation of investments	9,468,190	7,135,337	3,098,306	4,878,183

Net realized and unrealized capital gains (losses) on investments	7,540,792	6,552,854	3,177,834	3,020,375

Increase (decrease) in net assets from operations	$7,702,313	$6,832,085	$4,430,258	$3,663,087

See accompanying notes.

10

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2009

	REIT Index Subaccount	Total Stock Market Index Subaccount	Capital Growth Subaccount
Net investment income (loss)
Income:
Dividends	$476,228	$473,959	$109,849
Expenses:
Administrative, mortality and expense risk charge	33,198	72,863	32,443

Net investment income (loss)	443,030	401,096	77,406

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	635,829	951,661	806,821
Proceeds from sales	1,710,977	3,488,364	2,255,056
Cost of investments sold	5,891,131	5,324,712	2,928,933

Net realized capital gains (losses) on investments	(3,544,325)	(884,687)	132,944
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(11,892,066)	(10,547,403)	(3,772,787)
End of period	(5,151,338)	(2,943,125)	(789,886)

Net change in unrealized appreciation/depreciation of investments	6,740,728	7,604,278	2,982,901

Net realized and unrealized capital gains (losses) on investments	3,196,403	6,719,591	3,115,845

Increase (decrease) in net assets from operations	$3,639,433	$7,120,687	$3,193,251

See accompanying notes.

11

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2009 and 2008

	Money Market Subaccount		Total Bond Market Index Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$323,534	$2,337,751	$2,295,068	$1,943,155
Net realized capital gains (losses) on investments	—	—	94,711	(175,512)
Net change in unrealized appreciation/depreciation of investments	—	—	916,645	723,413

Increase (decrease) in net assets from operations	323,534	2,337,751	3,306,424	2,491,056

Contract transactions
Net contract purchase payments	11,225,576	12,886,783	2,237,392	1,688,215
Transfer payments from (to) other subaccounts or general account	(33,040,076)	12,185,814	8,263,609	8,928,983
Contract terminations, withdrawals, and other deductions	(9,863,433)	(13,646,822)	(2,557,172)	(2,384,783)
Contract maintenance charges	(17,213)	(22,401)	(14,950)	(14,525)

Increase (decrease) in net assets from contract transactions	(31,695,146)	11,403,374	7,928,879	8,217,890

Net increase (decrease) in net assets	(31,371,612)	13,741,125	11,235,303	10,708,946

Net assets:
Beginning of the period	101,047,405	87,306,280	55,941,570	45,232,624

End of the period	$69,675,793	$101,047,405	$67,176,873	$55,941,570

See accompanying notes.

12

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2009 and 2008

	Balanced Subaccount		Equity Index Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$2,289,398	$2,139,724	$1,069,213	$1,111,739
Net realized capital gains (losses) on investments	(582,340)	3,446,216	(5,065,083)	(1,023,578)
Net change in unrealized appreciation/depreciation of investments	9,789,014	(22,981,779)	14,922,954	(25,515,307)

Increase (decrease) in net assets from operations	11,496,072	(17,395,839)	10,927,084	(25,427,146)

Contract transactions
Net contract purchase payments	1,451,386	3,341,747	1,302,612	1,139,789
Transfer payments from (to) other subaccounts or general account	(554,231)	(4,581,716)	722,513	(1,316,811)
Contract terminations, withdrawals, and other deductions	(2,608,677)	(3,370,035)	(3,356,175)	(1,718,998)
Contract maintenance charges	(14,347)	(19,116)	(11,995)	(17,927)

Increase (decrease) in net assets from contract transactions	(1,725,869)	(4,629,120)	(1,343,045)	(1,913,947)

Net increase (decrease) in net assets	9,770,203	(22,024,959)	9,584,039	(27,341,093)

Net assets:
Beginning of the period	54,847,312	76,872,271	42,440,532	69,781,625

End of the period	$64,617,515	$54,847,312	$52,024,571	$42,440,532

See accompanying notes.

13

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2009 and 2008

	Growth Subaccount		Equity Income Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$115,690	$104,709	$970,671	$936,072
Net realized capital gains (losses) on investments	(5,803)	200,684	(1,842,227)	1,386,891
Net change in unrealized appreciation/depreciation of investments	4,519,757	(9,078,632)	3,948,153	(12,609,859)

Increase (decrease) in net assets from operations	4,629,644	(8,773,239)	3,076,597	(10,286,896)

Contract transactions
Net contract purchase payments	113,125	475,144	445,891	371,079
Transfer payments from (to) other subaccounts or general account	(939,478)	(1,082,961)	(976,092)	(1,641,390)
Contract terminations, withdrawals, and other deductions	(455,651)	(1,310,771)	(1,010,309)	(940,663)
Contract maintenance charges	(4,921)	(7,215)	(5,630)	(8,878)

Increase (decrease) in net assets from contract transactions	(1,286,925)	(1,925,803)	(1,546,140)	(2,219,852)

Net increase (decrease) in net assets	3,342,719	(10,699,042)	1,530,457	(12,506,748)

Net assets:
Beginning of the period	13,835,465	24,534,507	21,725,668	34,232,416

End of the period	$17,178,184	$13,835,465	$23,256,125	$21,725,668

See accompanying notes.

14

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2009 and 2008

	International Subaccount		High Yield Bond Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$1,347,242	$1,136,358	$1,226,257	$965,704
Net realized capital gains (losses) on investments	(1,126,334)	6,789,686	(2,812,293)	(667,538)
Net change in unrealized appreciation/depreciation of investments	14,004,196	(36,398,380)	6,185,409	(3,167,632)

Increase (decrease) in net assets from operations	14,225,104	(28,472,336)	4,599,373	(2,869,466)

Contract transactions
Net contract purchase payments	664,879	1,760,223	334,490	212,734
Transfer payments from (to) other subaccounts or general account	3,726,785	(1,940,567)	1,120,137	504,507
Contract terminations, withdrawals, and other deductions	(992,123)	(2,283,341)	(555,753)	(302,598)
Contract maintenance charges	(10,431)	(15,909)	(3,344)	(3,370)

Increase (decrease) in net assets from contract transactions	3,389,110	(2,479,594)	895,530	411,273

Net increase (decrease) in net assets	17,614,214	(30,951,930)	5,494,903	(2,458,193)

Net assets:
Beginning of the period	32,696,213	63,648,143	10,534,359	12,992,552

End of the period	$50,310,427	$32,696,213	$16,029,262	$10,534,359

See accompanying notes.

15

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2009 and 2008

	Small Company Growth Subaccount		Mid-Cap Index Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$161,521	$100,003	$279,231	$369,969
Net realized capital gains (losses) on investments	(1,927,398)	2,585,405	(582,483)	4,202,822
Net change in unrealized appreciation/depreciation of investments	9,468,190	(15,274,980)	7,135,337	(18,398,607)

Increase (decrease) in net assets from operations	7,702,313	(12,589,572)	6,832,085	(13,825,816)

Contract transactions
Net contract purchase payments	307,688	839,191	261,178	591,430
Transfer payments from (to) other subaccounts or general account	1,637,264	(2,406,797)	30,563	(2,397,645)
Contract terminations, withdrawals, and other deductions	(524,583)	(790,087)	(728,988)	(1,015,077)
Contract maintenance charges	(6,333)	(9,175)	(6,347)	(9,766)

Increase (decrease) in net assets from contract transactions	1,414,036	(2,366,868)	(443,594)	(2,831,058)

Net increase (decrease) in net assets	9,116,349	(14,956,440)	6,388,491	(16,656,874)

Net assets:
Beginning of the period	18,794,590	33,751,030	17,913,548	34,570,422

End of the period	$27,910,939	$18,794,590	$24,302,039	$17,913,548

See accompanying notes.

16

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2009 and 2008

	Short-Term Investment-Grade Subaccount		Diversified Value Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$1,252,424	$1,018,862	$642,712	$676,232
Net realized capital gains (losses) on investments	79,528	(56,094)	(1,857,808)	1,959,133
Net change in unrealized appreciation/depreciation of investments	3,098,306	(1,821,870)	4,878,183	(13,173,335)

Increase (decrease) in net assets from operations	4,430,258	(859,102)	3,663,087	(10,537,970)

Contract transactions
Net contract purchase payments	1,621,875	6,908,420	108,907	512,647
Transfer payments from (to) other subaccounts or general account	17,235,528	(3,337,494)	(2,447,057)	(5,374,005)
Contract terminations, withdrawals, and other deductions	(1,282,015)	(968,875)	(582,197)	(716,393)
Contract maintenance charges	(6,866)	(6,374)	(5,027)	(8,963)

Increase (decrease) in net assets from contract transactions	17,568,522	2,595,677	(2,925,374)	(5,586,714)

Net increase (decrease) in net assets	21,998,780	1,736,575	737,713	(16,124,684)

Net assets:
Beginning of the period	26,914,870	25,178,295	16,743,023	32,867,707

End of the period	$48,913,650	$26,914,870	$17,480,736	$16,743,023

See accompanying notes.

17

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2009 and 2008

	REIT Index Subaccount		Total Stock Market Index Subaccount
	2009	2008	2009	2008
Operations
Net investment income (loss)	$443,030	$398,667	$401,096	$305,033
Net realized capital gains (losses) on investments	(3,544,325)	3,411,839	(884,687)	1,063,112
Net change in unrealized appreciation/depreciation of investments	6,740,728	(9,749,444)	7,604,278	(12,564,763)

Increase (decrease) in net assets from operations	3,639,433	(5,938,938)	7,120,687	(11,196,618)

Contract transactions
Net contract purchase payments	243,944	805,150	4,278,707	1,090,833
Transfer payments from (to) other subaccounts or general account	1,971,988	1,121,639	2,843,689	(162,153)
Contract terminations, withdrawals, and other deductions	(170,166)	(566,611)	(1,253,837)	(534,801)
Contract maintenance charges	(3,807)	(5,298)	(6,766)	(8,580)

Increase (decrease) in net assets from contract transactions	2,041,959	1,354,880	5,861,793	385,299

Net increase (decrease) in net assets	5,681,392	(4,584,058)	12,982,480	(10,811,319)

Net assets:
Beginning of the period	10,174,784	14,758,842	18,805,254	29,616,573

End of the period	$15,856,176	$10,174,784	$31,787,734	$18,805,254

See accompanying notes.

18

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2009 and 2008

	Capital Growth Subaccount
	2009	2008
Operations
Net investment income (loss)	$77,406	$73,937
Net realized capital gains (losses) on investments	132,944	531,610
Net change in unrealized appreciation/depreciation of investments	2,982,901	(5,446,863)

Increase (decrease) in net assets from operations	3,193,251	(4,841,316)

Contract transactions
Net contract purchase payments	218,121	450,292
Transfer payments from (to) other subaccounts or general account	415,433	1,526,970
Contract terminations, withdrawals, and other deductions	(407,872)	(640,797)
Contract maintenance charges	(2,691)	(4,557)

Increase (decrease) in net assets from contract transactions	222,991	1,331,908

Net increase (decrease) in net assets	3,416,242	(3,509,408)

Net assets:
Beginning of the period	10,424,209	13,933,617

End of the period	$13,840,451	$10,424,209

See accompanying notes.

19

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2009

1. Organization and Summary of Significant Accounting Policies

Organization

The Transamerica Financial Life Insurance Company, Inc. Separate Account B (the Mutual Fund Account or the Company) is a segregated investment account of Transamerica Financial Life Insurance Company, Inc. (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of fifteen investment subaccounts. Activity in these investment subaccounts (each a Series Fund and collectively the Series Funds) is available to contract owners of the Vanguard Variable Annuity Plan. Each subaccount invests exclusively in the corresponding Portfolio (the Portfolio) of a Series Fund. Each Series Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Series Fund:
Vanguard Variable Insurance Fund:
Money Market Portfolio	Small Company Growth Portfolio
Total Bond Market Index Portfolio	Mid-Cap Index Portfolio
Balanced Portfolio	Short-Term Investment-Grade Portfolio
Equity Index Portfolio	Diversified Value Portfolio
Growth Portfolio	REIT Index Portfolio
Equity Income Portfolio	Total Stock Market Index Portfolio
International Portfolio	Capital Growth Portfolio
High Yield Bond Portfolio

Investments

Net purchase payments received by the Mutual Fund Account for the Vanguard Variable Annuity Plan are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2009.

Realized capital gains and losses from the sales of shares in the Series Funds are determined on the basis of first-in, first-out. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from the investments in the Series Funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Fund investments are reinvested to purchase additional mutual fund shares.

20

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2009

1. Organization and Summary of Significant Accounting Policies (continued):

Accounting Policy

On July 1, 2009, FASB Accounting Standards CodificationTM (ASC or the Codification) was launched as the single source of authoritative nongovernmental accounting principles generally accepted in the United States (GAAP). Guidance in the Codification is organized by Topic, each representing a collection of related guidance (e.g., Financial Services-Insurance). Topics are further subdivided into Subtopics (e.g., Insurance Activities), and Sections (e.g., Recognition, Measurement, or Disclosure). All guidance contained in the Codification carries an equal level of authority. The Mutual Fund Account adopted guidance that establishes the Codification as the source of authoritative GAAP for the period ended September 30, 2009. The adoption required updates to the Mutual Fund Account’s financial statement disclosures, but did not impact the results of operations or financial position. This guidance was formerly known as the Statement of Financial Accounting Standards (SFAS) No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB Statement No. 162.

As of December 31, 2009 the Company adopted ASC 855, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption did not impact the Mutual Fund Account’s financial statements. Management has evaluated the financial statements for subsequent events through the date which the financial statements are issued. This guidance was formerly known as SFAS No. 165, Subsequent Events.

Effective January 1, 2008 the Mutual Fund Account adopted ASC 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosures about fair value measurements. The adoption did not have a material impact on the Mutual Fund Account’s financial statements. This guidance was formerly known as SFAS No. 157, Fair Value Measurements. See Note 8 to the financial statements for additional disclosure.

The financial statements included herein have been prepared in accordance with GAAP for variable annuity separate accounts registered as unit investment trusts. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

21

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2009

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Money Market Portfolio	$20,478,916	$51,850,516
Total Bond Market Index Portfolio	17,756,583	7,532,636
Balanced Portfolio	6,815,991	6,252,463
Equity Index Portfolio	7,618,015	7,050,836
Growth Portfolio	2,364,178	3,535,413
Equity Income Portfolio	2,650,864	3,166,198
International Portfolio	8,434,366	3,698,014
High Yield Bond Portfolio	11,175,229	9,053,441
Small Company Growth Portfolio	5,055,569	3,480,012
Mid-Cap Index Portfolio	3,683,917	3,003,414
Short-Term Investment-Grade Portfolio	23,036,142	4,049,922
Diversified Value Portfolio	1,748,140	4,030,803
REIT Index Portfolio	4,831,795	1,710,977
Total Stock Market Index Portfolio	10,702,913	3,488,364
Capital Growth Portfolio	3,362,275	2,255,056

22

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2009

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount	Growth Subaccount
Units outstanding at January 1, 2008	46,925,363	1,654,919	1,481,000	1,394,030	1,034,484
Units purchased	6,843,256	58,184	70,226	27,281	24,349
Units redeemed and transferred	(791,632)	237,707	(182,438)	(72,923)	(119,422)

Units outstanding at December 31, 2008	52,976,987	1,950,810	1,368,788	1,348,388	939,411
Units purchased	5,873,299	75,537	32,695	43,955	7,202
Units redeemed and transferred	(22,436,511)	191,465	(85,475)	(81,265)	(80,401)

Units outstanding at December 31, 2009	36,413,775	2,217,812	1,316,008	1,311,078	866,212

23

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2009

3. Accumulation Units Outstanding (continued)

A summary of changes in equivalent accumulation units outstanding follows:

	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount	Small Company Growth Subaccount	Mid-Cap Index Subaccount
Units outstanding at January 1, 2008	798,787	1,839,768	699,946	995,032	1,281,351
Units purchased	9,640	58,679	12,045	29,271	25,177
Units redeemed and transferred	(72,439)	(177,576)	17,300	(106,168)	(162,000)

Units outstanding at December 31, 2008	735,988	1,720,871	729,291	918,135	1,144,528
Units purchased	15,317	29,513	18,594	13,215	15,427
Units redeemed and transferred	(74,634)	109,617	53,697	49,815	(50,548)

Units outstanding at December 31, 2009	676,671	1,860,001	801,582	981,165	1,109,407

24

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2009

3. Accumulation Units Outstanding (continued)

A summary of changes in equivalent accumulation units outstanding follows:

	Short-Term Investment- Grade Subaccount	Diversified Value Subaccount	REIT Index Subaccount	Total Stock Market Index Subaccount	Capital Growth Subaccount
Units outstanding at January 1, 2008	1,702,613	1,702,211	476,681	1,644,674	696,052
Units purchased	482,712	30,444	26,272	73,884	23,872
Units redeemed and transferred	(294,544)	(370,692)	22,276	(48,538)	30,112

Units outstanding at December 31, 2008	1,890,781	1,361,963	525,229	1,670,020	750,036
Units purchased	105,122	8,891	13,711	416,781	14,037
Units redeemed and transferred	1,031,000	(247,201)	96,731	120,763	(20,345)

Units outstanding at December 31, 2009	3,026,903	1,123,653	635,671	2,207,564	743,728

25

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

All required financial statements are included in Part B of this Registration Statement.

(B) EXHIBITS
(1)	Resolution of the Board of Directors of First Providian Life and Health Insurance Company (“First Providian”) authorizing establishment of the Separate Account./3/
(2)	Not Applicable.
(3)	Not Applicable.
(4)	(a)	Form of variable annuity contract/1/
	(b)	Endorsements/7/
	(c)	Form of variable annuity contract, Form No. YYAPA U 1101/7/
	(d)	Optional Riders/7/
	(e)	Form of GLWB Rider. Note 18
(5)	Form of application Note 18.
(6)	(a)	Articles of Incorporation of AUSA Life Insurance Company, Inc./4/
	(b)	By-Laws of AUSA Life Insurance Company, Inc./4/
(7)	Not applicable.
(8)	(a)	Participation Agreement for the Vanguard Variable Insurance Fund/6/
	(b)	Administration Services Agreement/5/
	(c)	First Amendment to Participant Agreement[14]
	(d)	Second Amendment to Participation Agreement[14]
	(e)	Third Amendment to Participation Agreement[14]
(8)	(f)	Fourth Amendment to Participation Agreement. Note 16
(8)	(g)	Fifth Amendment to Participation Agreement. Note 18
(9)	(a)	Opinion and Consent of Counsel Note 20
	(b)	Consent of Counsel Note 20
(10)	(a)	Consent of Independent Registered Public Accounting Firm Note 20
	(b)	Opinion and Consent of Actuary/13/
(11)	No financial statements are omitted from item 23.
(12)	Not applicable.
(13)	Performance computation/2/
(14)	Powers of Attorney. Note 20

/1/	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement of National Home Life Assurance Company Separate Account IV, File No. 33-36073.

/2/	Incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement of First Providian Life & Health Insurance Company Separate Account B, File No. 33-39946.

/3/	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement of First Providian Life & Health Insurance Company Separate Account C, File No. 33-94204.

/4/	Incorporated by reference from Initial Registration Statement on Form N-4 of AUSA Life Insurance Company, Inc.— AUSA Endeavor Variable Annuity Account, File No. 33-83560 (as filed on September 1, 1994).

/5/	Incorporated by reference from Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 of First Providian Life & Health Insurance Company, File No. 33-39946, filed on April 30, 1998.

/6/	Incorporated by reference from Initial Registration Statement on Form N-4 of AUSA Life Insurance Company, Inc. Separate Account B, File No. 333-65131 (as filed October 1, 1998).

/7/	Incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement of AUSA Life Insurance Company filed June 26, 2002, File No. 333-65131

/8/	Incorporated herein by reference to Registration Statement (File No. 333-104243) filed on April 2, 2003.

/9/	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-110098) on October 29, 2003.

/10/	Incorporated herein by reference to Post-Effective No.19 to Form N-4 Registration Statement (File No. 33-83560) on October 28, 2004.

/11/	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-122235) on January 24, 2005.

/12/	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-120125) Filed on December 13, 2005.

/13/	Filed with Post-Effective Amendment No. 9 to N-4 Registration Statement (File No. 333-65131) on April 27, 2006.

/14/	Filed with Post-Effective Amendment No. 10 to N-4 Registration Statement (File No.333-65131) filed on April 30, 2007.

/15/	Incorporated by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-149337) filed on February 21, 2008.

/16/	Filed with Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-65131) filed on April 28, 2008.

/17/	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-147041) on August 7, 2008.

/18/	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-146328) on February 9, 2009.

/19/	Filed with Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 333-65131) filed on April 29, 2009.

/20/	Filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

OFFICERS:

Director	Wiliam Brown Jr. 14 Windward Ave. White Plains, NY 10605

Director and Chief Actuary	Colette B. Vargas 440 Mamaroneck Ave. Harrison, NY 10528

Controller	Eric J. Martin 4333 Edgewood Road NE Cedar Rapids, IA 52499

Director, Chairman of the Board, and President	Peter G. Kunkel 440 Mamaroneck Ave. Harrison, NY 10528

Director	Steven E. Frushtick 500 Fifth Avenue New York, NY 10110

Director	Peter P. Post 64 Middle Patent Rd. Armonk, NY 10504

Director	Elizabeth Belanger 440 Mamaroneck Ave. Harrison, NY 10528

Director, Vice President, Counsel and Assistant Secretary	Robert F. Colby 440 Mamaroneck Ave. Harrison, NY 10528

Treasurer and Vice President	M. Craig Fowler 400 West Market Street Louisville, NY 40202

Director and Vice President	John T. Mallett 4333 Edgewood Road NE Cedar Rapids, IA. 52499

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	Ownership split between AEGON Canada Holding B.V. and TIHI Canada Holding, LLC	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	General Partner - AEGON-CMF GP, LLC	Investment in mortgages

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services International, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON DMS Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (74.8759%) ; Monumental Life Insurance Company (25.1241%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.95% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Ampac, Inc.	Texas	100% Commonwealth General Corporation	Managing general agent

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business

Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company

Capmark Affordable Tax Credit Fund II, LLC	Delaware	100% owned by Garnet LIHTC Fund VIII, LLC	Investments

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

CC Matteson, LLC	Illinois	Members: Monumental Life Insurance Company (83.03%); Pan-American Life Insurance Company, a non-affiliate of AEGON (9.75%); Nationwide Life Insurance Company, a non-affiliate of AEGON (7.22%)	Ownership of commercial real estate acquired via remedies enforcement.

Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, LLC	Insurance agency

Clark, LLC	Delaware	Sole Member - Diverisified Investment Advisors, Inc.	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Flashdance, LLC	New York	100% Transamerica Life Insurance Company	Broadway production

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc. (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved

Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company

Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

ML Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.958905%); Monumental Life Insurance Company (6.301370%); Transamerica Financial Life Insurance Company (2.739725%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Real estate investments

Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.

Separate Account Fund C	California	100% Transamerica Life Insurance Company	Mutual Fund

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation

The AEGON Trust Advisory Board: Patrick J. Baird, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc. (f/k/a InterSecurities, Inc.)	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica Investment Holdings, LLC	Delaware	100 shares of Class A stock owned by Transamerica Investment Services, Inc.; 1,902.82 shares of Class B stock owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor

Transamerica Investment Services, LLC	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. - sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% Transamerica Life Insurance Company	Third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27. Number of Contract Owners

As of March 9, 2010 there were 4,972 owners of Contracts.

Item 28. Indemnification

The New York Code (Section 721 et seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers, and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that, in the opinion of the capitalize Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer, or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) None.

(b) Not Applicable.

Item 30. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained by Manager Regulatory Filing Unit, Transamerica Financial Life Insurance Company, at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, and The Vanguard Group, Inc., Valley Forge, Pennsylvania.

Item 31. Management Services

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Policy may be accepted.

(b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Financial Life Insurance Company, at the address or phone number listed in the Prospectus.

(d) Transamerica Financial Life Insurance Company hereby represents that the fees and charges deducted under the policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Financial Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Financial Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, as amended, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 26th day of April, 2010.

TFLIC SEPARATE ACCOUNT B

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Depositor

*
Peter G. Kunkel
Director, President and Chairman of the Board

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Eric J. Martin	Controller	________, 2010

* Elizabeth Belanger	Director	________, 2010

* Colette F. Vargas		Director and Chief Actuary	________, 2010

* William Brown, Jr.		Director	________, 2010

* Steven E. Frushtick		Director	________, 2010

* M. Craig Fowler		Treasurer and Vice President	________, 2010

* John T. Mallett		Vice President and Director	________, 2010

*By:	/s/ DARIN D. SMITH	Vice President and Assistant Secretary	April 26, 2010
Darin D. Smith

*	By: Darin D. Smith – Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No.

333 - 65131

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

TFLIC SEPARATE ACCOUNT B

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

(9)(a)	Opinion and Consent of Counsel

(9)(b)	Consent of Counsel

(10)(a)	Consent of Independent Registered Public Accounting Firm

(14)	Power of Attorney

*	Page numbers included only in manually executed original.